UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	November 30

Date of reporting period:	11/30/19

Invesco

Annual Report 11/30/2019

Invesco Oppenheimer **SteelPath MLP Select 40 Fund***

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Select 40 Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Schedule of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	49
Independent Registered Public Accounting Firm	51
Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments	52
Trustees and Officers	53
Invesco Privacy Policy	65

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	(7.89)%	(12.97)%	16.11%	(11.00)%
5-Year	(5.86)%	(6.92)%	10.98%	(9.56)%
Since Inception (3/31/10)	2.27%	1.68%	13.09%	2.62%

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

Invesco Oppenheimer SteelPath MLP Select 40 Fund Class A shares (without sales charge) produced a total return of -7.89% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of -11.00%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 16.11%.

Energy market volatility was heightened over the reporting period, catalyzed by escalated trade tensions and by an attack on Saudi Arabian crude processing facilities in September. While crude prices rose 8% over the reporting period, there was an approximate 57% price differential between the high and low pricing over the period. Energy equities were likewise volatile with oil and gas producers1 and oil field service providers2 falling 22.6% and 27.9%, respectively, over the period. Midstream’s more resilient performance continued, having outperformed the broader energy market as amid the ongoing volatility of equity prices, we believe underlying midstream fundamentals continue to be healthy. Midstream throughput, as measured by the production of oil, natural gas, and natural

1	Standard and Poor’s Supercomposite Oil & Gas Exploration & Production Index
2	Standard and Poor’s Supercomposite Energy Equipment & Services Index

4 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

gas liquids (NGLs), continued to increase. Midstream capital needs and balance sheets also continued to improve.

Driving this healthy fundamental backdrop is the steady pace of US production growth and global demand. Despite commodity prices that remain well below cyclical highs, improved drilling and completion techniques and cost control measures are allowing producers to achieve well economics today that rival results prior to the 2014 crude oil price collapse. Though producers have recently begun to focus on delivering free cash flows to investors rather than quick production growth, absolute volume growth is still likely to be healthy. As production growth of crude oil, natural gas, and natural gas liquids in the US have exceeded domestic demand growth, export volumes have increased materially and energy infrastructure, or midstream, assets are required to meet the logistical challenge of bringing these volumes to export locations and loading these volumes on internationally-bound vessels. Notably, a number of midstream operators — such as Enterprise Products Partners (NYSE: EPD), Energy Transfer (NYSE: ET), Targa Resources (NYSE: TRGP), Magellan Midstream Partners (NYSE: MMP), and NuStar Energy LP (NYSE: NS), amongst others — operate major export facilities and are continuing to expand their presence.

Over the reporting period, we estimate approximately $5 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $14 billion that was raised over the 12-month reporting period ended November 30, 2018. Midstream companies also raised approximately $28 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model self-fund the equity portion of their investment plans.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $55.17 per barrel, up 8% over the period, while global crude prices, as measured by Brent crude oil, traded 6% higher over the reporting period. Brent exited the period at a $7.26 per barrel premium to WTI, roughly inline with year-ago discounts after additions to Permian pipeline capacity loosened regional capacity constraints that widened this price differential during the reporting period.

Henry Hub natural gas spot prices exited the period at $2.46 per million British thermal units (“mmbtu”), down 47% over the reporting period. Despite solid summer demand from electric generation and increasing exports, rising production volumes pushed storage levels back to the five-year average after hitting decadal lows (seasonally adjusted) exiting 2018, weighing on natural gas pricing.

5 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $23.85 per barrel, a 5% decline over the reporting period. Pricing for NGL purity products were mixed, with butane and natural gasoline trading up over the period while pricing for ethane, propane, and isobutane declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.35 per gallon, up 83% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as medium- and longer-term rates declined more than the yields on short-dated maturities. The ten-year Treasury yield declined by 123 basis points to end the period at 1.76%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 247 basis points to 8.10%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of +17.88% (as measured by the Dow Jones Equity REIT Total Return Index) and +18.45% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s -11.00% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on Petroleum Pipelines provided the best performance over the period, as expectations for crude oil supply growth remains strong. The Other Energy subsector followed, supported by entities focused on fuel distribution who benefitted from improved wholesale fuel margins.

The Gathering and Processing subsector experienced the weakest performance over the reporting as weak natural gas liquids (“NGLs”) pricing over the period weighed on investor expectations for volume and margin capture opportunities for certain businesses within these subsectors. On average the Propane subsector also lagged due to idiosyncratic factors with a single subsector member.

FUND REVIEW

Key contributors to the Invesco Oppenheimer SteelPath MLP Select 40 Fund were Buckeye Partners, LP (BPL) and TC Pipelines, LP (TCP).

BPL outperformed the AMZ index over the period as IFM Investors, an Australian-based asset manager, announced it would acquire BPL for $41.50 per common unit, which represented a 27.5% premium to BPL’s unit price one day prior to the merger announcement date. The transaction closed November 1, 2019. The Fund no longer holds this position.

6 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TCP outperformed the AMZ index over the period after reporting strong quarterly results and continuing to demonstrate the cash flow stability of its assets. During the reporting period TCP announced several potential projects that would leverage the partnership’s existing asset base including expanding the capacity of its pipelines in the Northeast, Northwest, and possibly expanding one of its Bakken natural gas pipelines.

Key detractors from the Invesco Oppenheimer SteelPath MLP Select 40 Fund were Antero Midstream (AM) and EQM Midstream Partners, LP (EQM).

AM underperformed the AMZ index over the period as market participants expressed heightened growth concerns toward companies with a material presence in the key natural gas shale plays in the Appalachian region. Following completion of a simplification transaction in March, we believe AM is a well-positioned C-Corp midstream entity with healthy distribution coverage, attractive growth, moderate leverage, and no external equity requirements.

EQM underperformed AMZ index over the period as market participants expressed heightened growth concerns toward companies with a material presence in the key natural gas shale plays in the Appalachian region, and as regulatory uncertainty surrounding its Mountain Valley Pipeline continued. Additionally, market participants await production guidance from the partnership’s largest customer, EQT Corp. (EQT) after management changes during the period.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019. See Note 1 of the Notes to Financial Statements for more information.

7 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OUTLOOK

In our opinion, in late 2019 energy and midstream equities succumbed to a painful combination of de-risking, tax-loss selling, and apathy for still out-of-favor subsectors, leaving midstream MLP valuations at historic lows. While a recovery began in December, it was derailed by the COVID-19 outbreak in January and exacerbated by a crude oil market share battle between Saudi Arabia and Russia in early March.

However, we believe the fundamental backdrop for the energy sector and midstream equities is much less scary than the price collapse experienced through the early part of 2020. Clearly, it is difficult to predict when and at what pace economic activity and, therefore, demand for petroleum products will begin to normalize, as it appears to be in China. Similarly, we cannot predict the ultimate resolution of the Saudi Arabia/Russia market share battle. However, we believe crude oil pricing will need to stabilize in order to stimulate sufficient investment in production to keep crude oil supply and demand in balance over time. Further, we anticipate the ultimate impact on produced, and therefore transported, volume across most midstream assets will be slow and much less dramatic than the crude oil price declines witnessed. Further, we believe midstream assets focused on natural gas, petroleum products (gasoline, diesel, etc.), and those that provide storage optionality are likely to be little impacted and/or could benefit over time as COVID-19 containment efforts begin to lessen. Accordingly, we remain comfortable with midstream’s long-term investment prospects and we believe sector valuations are at compelling, historic lows.

Stuart Cartner, Portfolio Manager	Brian Watson, Portfolio Manager

8 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	6.71%
TC PipeLines LP	6.16%
Sunoco LP	5.38%
Targa Resources Corp.	5.02%
Enterprise Products Partners LP	4.94%
NuStar Energy LP	4.90%
Genesis Energy LP	4.89%
Magellan Midstream Partners LP	4.82%
MPLX LP	4.60%
Williams Cos., Inc.	4.36%

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019, and are based on net assets.

SUBSECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

9 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPFX)	3/31/10	(7.89)%	(5.86)%	2.27%
CLASS C (MLPEX)	7/14/11	(8.56)	(6.55)	(0.03)
CLASS R1 (SPMWX)	5/24/19	(8.15)	(6.10)	2.01
CLASS Y (MLPTX)	3/31/10	(7.76)	(5.65)	2.53
CLASS R5[1] (SPMVX)	5/24/19	(7.75)	(5.83)	2.29
CLASS R6[2] (OSPSX)	6/28/13	(7.59)	(5.55)	(2.43)

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPFX)	3/31/10	(12.97)%	(6.92)%	1.68%
CLASS C (MLPEX)	7/14/11	(9.38)	(6.55)	(0.03)
CLASS R1 (SPMWX)	5/24/19	(8.15)	(6.10)	2.01
CLASS Y (MLPTX)	3/31/10	(7.76)	(5.65)	2.53
CLASS R5[1] (SPMVX)	5/24/19	(7.75)	(5.83)	2.29
CLASS R6[2] (OSPSX)	6/28/13	(7.59)	(5.55)	(2.43)

1.

Class R and Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2.	Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class Y, and Class R6 shares, respectively, of the Fund. Class R and Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance

10 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value June 01, 2019	Ending Account Value November 30, 2019	Expenses Paid During 6 Months Ended November 30, 2019[1,2]
CLASS A	$ 1,000.00	$ 878.30	$ 5.41
CLASS C	1,000.00	875.40	8.93
CLASS R	1,000.00	875.70	6.72
CLASS Y	1,000.00	878.60	4.19
CLASS R5	1,000.00	878.50	4.00
CLASS R6	1,000.00	879.30	3.77

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,019.20	5.82
CLASS C	1,000.00	1,015.50	9.60
CLASS R	1,000.00	1,017.80	7.23
CLASS Y	1,000.00	1,020.50	4.51
CLASS R5	1,000.00	1,020.80	4.31
CLASS R6	1,000.00	1,021.00	4.05

1.

Actual expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, based on the 6-month period ended November 30, 2019 for Classes A, C, R, Y, R5 and R6 are as follows:

Class	Expense Ratios
CLASS A	1.15%
CLASS C	1.90
CLASS R	1.43
CLASS Y	0.89
CLASS R5	0.85
CLASS R6	0.80

The expense ratios for Class A, C, R, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

13 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Schedule of Investments November 30, 2019

Description	Shares	Value
MLP Investments and Related Entities — 96.6%
Diversified—9.3%
Enterprise Products Partners LP	5,595,683	$147,278,377
Williams Cos., Inc.	5,717,084	129,892,148
Total Diversified		277,170,525

Gathering/Processing—24.9%
Antero Midstream Corp	19,284,304	88,322,112
Archrock, Inc.[1]	6,732,307	56,618,702
Crestwood Equity Partners LP	728,252	23,100,153
DCP Midstream LP	4,939,177	104,266,026
EnLink Midstream LLC	9,925,000	47,143,750
Hess Midstream Partners LP	475,970	9,733,587
MPLX LP	5,796,447	137,085,972
Summit Midstream Partners LP	2,798,908	8,564,659
Targa Resources Corp.	4,092,949	149,515,427
Western Midstream Partners LP	6,675,866	118,363,093
Total Gathering/Processing		742,713,481

Natural Gas Pipeline Transportation—15.0%
Energy Transfer LP	16,928,808	199,929,225
EQM Midstream Partners LP	2,704,344	62,659,651
TC PipeLines LP1	4,708,277	183,575,720
Total Natural Gas Pipeline Transportation		446,164,596

Natural Gas Pipelines—1.5%
CNX Midstream Partners LP	3,175,321	46,042,154

Other Energy—19.8%
CrossAmerica Partners LP1	2,750,000	$50,270,000
CSI Compressco LP1	5,432,951	13,202,071
GasLog Partners LP2	1,259,632	18,327,646
Global Partners LP1	3,090,424	61,870,288
Golar LNG Partners LP2	1,622,758	15,432,428
Suburban Propane Partners LP	1,948,692	43,689,675
Sunoco LP1	5,149,759	160,414,993
Teekay LNG Partners LP2	1,913,080	29,174,470
Teekay Offshore Partners LP2	99,700	154,535
USA Compression Partners LP1	6,426,980	105,659,551
Westlake Chemical Partners LP1	4,132,043	91,690,034
Total Other Energy		589,885,691

Petroleum Pipeline Transportation—26.0%
Genesis Energy LP1	7,665,701	145,724,976
Holly Energy Partners LP	4,901,210	109,591,056
Magellan Midstream Partners LP	2,459,067	143,781,647
NGL Energy Partners LP1	7,447,842	73,957,071
NuStar Energy LP	5,176,317	146,075,666
PBF Logistics LP	979,291	20,026,501
Plains All American Pipeline LP	4,310	74,994
Plains GP Holdings LP, Class A	5,250	91,717
Shell Midstream Partners LP	604,406	11,882,622
Tallgrass Energy LP1	6,898,734	123,556,326
Total Petroleum Pipeline Transportation		774,762,576

14 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Description	Shares	Value
Production & Mining—0.1%
Alliance Resource Partners LP	410,013	$4,305,137

Terminalling & Storage—0.0%
Martin Midstream Partners LP	200,000	830,000

Total MLP Investments And Related Entities
(identified cost $3,213,416,498)		2,881,874,160

Private Investment in Public Equity (PIPES) — 0.3%
Petroleum Pipeline Transportation—0.3%
Noble MIdstream Partners LP PIPE Units[3]	435,000	9,069,750

Total Private Investment In Public Equity (PIPES)
(identified cost $9,004,500)		9,069,750

Preferred MLP Investments and Related Entities—2.7%
Gathering/Processing—0.9%
Crestwood Equity Partners LP, 9.25%[4]	2,867,200	26,320,896

Other Energy—0.5%
Global Partners LP, 9.75%[1,4,5] [3-Month USD Libor + 677.4]	600,000	16,288,800

Petroleum Pipeline Transportation—1.3%
GPM Petroleum LP, 10%[1,3,4,6]
(Cost $25,035,565)	2,000,000	40,000,000

Total Preferred MLP Investments And Related Entities
(identified cost $59,477,535)		82,609,696

Short-Term Investments—0.6%
Money Market—0.6%
Fidelity Treasury Portfolio, Institutional Class, 1.515%[7]	16,935,093	$16,935,093
Total Short-Term Investments
(identified cost $16,935,093)		16,935,093

Total Investments — 100.2%
(identified cost $3,298,833,626)		2,990,488,699
Liabilities in Excess of Other Assets — (0.2)%		(10,119,732)
Net Assets — 100%		$2,980,368,967

15 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Schedule of Investments (Continued)

Footnotes to Schedule of Investments

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2019, by virtue of the Fund owning at least 5% of the voting securities of the issuer unless otherwise noted. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2018	Gross Additions	Gross Reductions	Shares November 30, 2019
MLP Investments and Related Entities
Archrock Inc. [i]	7,032,307	—	(300,000)	6,732,307
CrossAmerica Partners LP	—	2,750,000	—	2,750,000
CSI Compressco LP	818,809	4,614,142	—	5,432,951
Genesis Energy LP	7,335,101	500,000	(169,400)	7,665,701
Global Partners LP	1,253,830	1,839,469	(2,875)	3,090,424
NGL Energy Partners LP	5,101,405	2,359,835	(13,398)	7,447,842
Sunoco LP	4,382,608	837,041	(69,890)	5,149,759
Tallgrass Energy LP [i]	8,440,403	300,000	(1,841,669)	6,898,734
TC Pipelines LP	5,190,531	—	(482,254)	4,708,277
TransMontaigne Partners LP [i]	2,095,321	—	(2,095,321)	—
USA Compression Partners	2,634,302	3,798,903	(6,225)	6,426,980
Westlake Chemical Partners	3,317,354	909,776	(95,087)	4,132,043
Preferred MLP Investments and Related Entities
Global Partners LP - Preferred	600,000	—	—	600,000
GPM Petroleum LP Class A - Preferred ii	2,000,000	—	—	2,000,000

16 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

		Dividends and Distributions
	Value November 30, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
MLP Investments and Related Entities
Archrock Inc. [i]	$56,618,702	$1,962,940	$—	$1,766,758	$(1,165,639)	$(9,672,089)
CrossAmerica Partners LP	50,270,000	1,785,000	—	—	—	5,569,027
CSI Compressco LP	13,202,071	165,946	5,231	—	—	(4,320,871)
Genesis Energy LP	145,724,976	13,891,139	2,560,903	—	(365,582)	(8,422,674)
Global Partners LP	61,870,288	4,103,906	26,157	—	(7,455)	8,295,601
NGL Energy Partners LP	73,957,071	10,429,134	—	—	(168,840)	7,074,230
Sunoco LP	160,414,993	16,485,653	—	—	1,001,584	29,986,828
Tallgrass Energy LP [i]	123,556,326	13,494,125	—	3,373,531	11,427,178	(21,983,473)
TC Pipelines LP	183,575,720	13,243,732	214,588	—	8,318,964	52,871,648
TransMontaigne Partners LP [i]	—	1,366,884	235,357	—	12,825,768	(11,620,309)
USA Compression Partners	105,659,551	7,837,734	—	—	(14,777)	13,562,901
Westlake Chemical Partners	91,690,034	6,514,970	—	—	174,353	3,747,662
Preferred MLP Investments and Related Entities
Global Partners LP - Preferred	16,288,800	1,462,500	—	—	—	2,676,300
GPM Petroleum LP Class A - Preferred ii	40,000,000	3,923,706	—	—	—	3,983,706
	$1,122,828,532	$96,667,369	$3,042,236	$5,140,289	$32,025,554	$71,748,487

i.	Is not an affiliate as of November 30, 2019. Was an affiliate during the period ended November 30, 2019.

ii.	An affiliate due to the Manager sitting on the board.

2.	Foreign security denominated in U.S. dollars.

3.	Restricted security. The aggregate value of restricted securities at period end was $49,069,750, which represents 1.6% of the Fund’s net assets.

4.	Perpetual security. Maturity date is not applicable.

5.

Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

6.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

7.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

17 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Statement of Assets and Liabilities November 30, 2019

Assets:
Investments at value – see accompanying Schedule of Investments:
Unaffiliated companies (cost $2,424,382,680)	$2,047,835,195
Affiliated companies (cost $874,450,946)	942,653,504
2,990,488,699
Receivable for beneficial interest sold	3,751,997
Receivable for investments sold	9,445,049
AMT credit carryforward	76,323
Prepaid expenses	665,436
Dividends receivable	634,287
Total assets	3,005,061,791

Liabilities:
Payables and other liabilities:
Payable for beneficial interest redeemed	20,891,686
Payable to Adviser	1,838,036
Payable for distribution and service plan fees	355,344
Transfer agent fees payable	547,747
Borrowing expense payable	32,872
Trustees’ fees payable	5,121
Other liabilities	1,022,018
Total liabilities	24,692,824

Net Assets	$2,980,368,967

Composition of Net Assets
Shares of beneficial interest	$3,481,972,116
Total accumulated loss	(501,603,149)
Net Assets	$2,980,368,967

18 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $304,234,646 and 49,562,247)	$6.14
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$6.50
Class C Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $324,931,377 and 57,153,565)	$5.69
Class R Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $419,437 and 68,379)	$6.13
Class Y Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $1,540,550,440 and 241,306,191)	$6.38
Class R5 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $8,192 and 1,332)	$6.15
Class R6 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $810,224,875 and 126,245,794)	$6.42

See accompanying Notes to Financial Statements.

19 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Statement of Operations
For the Year Ended November 30, 2019

Investment Income
Distributions and dividends ($5,140,289 income from affiliates)	$300,715,262
Less return of capital on distributions and dividends ($96,667,369 from affiliates)	(256,742,568)
Less return of capital on distributions and dividends in excess of cost basis ($3,042,236 from affiliates)	(19,270,889)
Total investment income	24,701,805

Expenses
Advisory fees	23,118,401
Distribution and service plan fees
Class A	941,263
Class C	4,038,213
Class R	296
Transfer agent fees
Class A	584,203
Class C	625,837
Class R	69
Class Y	2,524,936
Class R5	2
Class R6	129,093
Borrowing fees	909,904
Administrative fees	890,415
Tax expense	345,391
Custody fees	256,239
Registration fees	226,265
Legal, auditing, and other professional fees	111,864
Trustees’ fees	88,553
Other	243,395
Total expenses, before waivers and deferred taxes	35,034,339
Less waivers of expenses	(1,349,483)
Net expenses, before deferred taxes	33,684,856

Net investment loss, before deferred taxes	(8,983,051)
Deferred tax (expense)/benefit	—
Net investment loss, net of deferred taxes	(8,983,051)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(Losses)
Investments from:
Unaffiliated companies (net return of capital in excess of cost basis of $16,228,653)	31,363,241
Affiliated companies (net return of capital in excess of cost basis of $3,042,236) (includes net gains from securities sold to affiliates of $9,337,160)	32,025,554
Deferred tax (expense)/benefit	—
Net realized gains, net of deferred taxes	63,388,795
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	(398,964,123)
Affiliated companies	71,748,487
Deferred tax (expense)/benefit	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(327,215,636)

Change in net assets resulting from operations	$(272,809,892)

See accompanying Notes to Financial Statements.

20 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Statement of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations
Net investment income/(loss), net of deferred taxes	$(8,983,051)	$(28,427,598)
Net realized gains/(losses), net of deferred taxes	63,388,795	89,806,230
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(327,215,636)	(108,039,298)
Change in net assets resulting from operations	(272,809,892)	(46,660,666)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(30,358,590)	(28,060,033)
Class C shares	(34,765,786)	(31,336,108)
Class R shares	(7,492)	—
Class Y shares	(129,862,763)	(111,668,362)
Class R5 shares	(456)	—
Class R6 shares	(69,527,672)	(37,936,649)
Distributions to shareholders from return of capital:	(264,522,759)	(209,001,152)

Distributions to shareholders from distributable earnings:
Class A shares	(6,107,598)	(10,850,584)
Class C shares	(6,994,247)	(12,117,415)
Class R shares	(1,507)	—
Class Y shares	(26,126,037)	(43,181,237)
Class R5 shares	(92)	—
Class R6 shares	(13,987,709)	(14,669,790)
Distributions to shareholders from distributable earnings:	(53,217,190)	(80,819,026)
Change in net assets resulting from distributions to shareholders	(317,739,949)	(289,820,178)

21 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Statement of Changes in Net Assets (Continued)

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Beneficial Interest Transactions
Net increase/(decrease) in net assets resulting from beneficial interest transactions
Class A shares	$(26,534,567)	$(29,944,602)
Class C shares	(30,489,985)	367,485
Class R shares	468,502	—
Class Y shares	152,687,919	156,604,082
Class R5 shares	10,000	—
Class R6 shares	270,917,344	303,792,404
Change in net assets resulting from beneficial interest transactions	367,059,213	430,819,369
Change in net assets	(223,490,628)	94,338,525

Net Assets
Beginning of period	3,203,859,595	3,109,521,070
End of period	$2,980,368,967	$3,203,859,595

See accompanying Notes to Financial Statements.

22 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Financial Highlights

Class A	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.36	$8.13	$9.18	$9.25	$12.54
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.03)	(0.08)	(0.06)	(0.05)	(0.03)
Return of capital[1]	0.43	0.46	0.40	0.41	0.43
Net realized and unrealized gains/(losses)	(0.91)	(0.44)	(0.68)	0.28	(2.98)
Total from investment operations	(0.51)	(0.06)	(0.34)	0.64	(2.58)
Distributions to shareholders:
Return of capital	(0.59)	(0.51)	(0.58)	(0.71)	(0.71)
Income	(0.12)	(0.20)	(0.13)	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$6.14	$7.36	$8.13	$9.18	$9.25

Total Return, at Net Asset Value [2]	(7.89%)	(1.06%)	(4.22%)	7.69%	(21.34%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$304,235	$392,897	$465,355	$631,417	$602,268
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.20%	1.23%	1.23%	1.27%	1.23%
Expense (waivers)	(0.06%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.14%	1.13%	1.11%	1.15%	1.12%
Deferred tax expense/(benefit)[5]	—%	—%	(2.27%)	2.79%	(12.39%)
Total expenses/(benefit)	1.14%	1.13%	(1.16%)	3.94%	(11.27%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.45%)	(1.04%)	(1.04%)	(0.98%)	(0.77%)
Expense (waivers)	(0.06%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.39%)	(0.94%)	(0.92%)	(0.86%)	(0.66%)
Deferred tax benefit/(expense)[6]	—%	—%	0.31%	0.30%	0.37%
Net investment income/(loss)	(0.39%)	(0.94%)	(0.61%)	(0.56%)	(0.29%)

Portfolio turnover rate	23%	24%	13%	10%	8%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%, 1.10%, 1.10%, 1.13%, and 1.10%, for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

23 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Financial Highlights (Continued)

Class C	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.92	$7.74	$8.84	$8.99	$12.30
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.08)	(0.13)	(0.12)	(0.11)	(0.11)
Return of capital[1]	0.40	0.46	0.40	0.41	0.43
Net realized and unrealized gains/(losses)	(0.84)	(0.44)	(0.67)	0.26	(2.92)
Total from investment operations	(0.52)	(0.11)	(0.39)	0.56	(2.60)
Distributions to shareholders:
Return of capital	(0.59)	(0.51)	(0.58)	(0.71)	(0.71)
Income	(0.12)	(0.20)	(0.13)	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$5.69	$6.92	$7.74	$8.84	$8.99

Total Return, at Net Asset Value [2]	(8.56%)	(1.79%)	(4.97%)	6.99%	(21.94%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$324,931	$427,772	$478,338	$517,869	$446,435
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.96%	1.98%	1.98%	2.04%	1.98%
Expense (waivers)	(0.06%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.90%	1.88%	1.86%	1.92%	1.87%
Deferred tax expense/(benefit)[5]	—%	—%	(2.27%)	2.79%	(12.39%)
Total expenses/(benefit)	1.90%	1.88%	(0.41%)	4.71%	(10.52%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.21%)	(1.79%)	(1.79%)	(1.75%)	(1.52%)
Expense (waivers)	(0.06%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.15%)	(1.69%)	(1.67%)	(1.63%)	(1.41%)
Deferred tax benefit/(expense)[6]	—%	—%	0.31%	0.30%	0.37%
Net investment income/(loss)	(1.15%)	(1.69%)	(1.36%)	(1.33%)	(1.04%)

Portfolio turnover rate	23%	24%	13%	10%	8%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.86%, 1.85%, 1.85%, 1.90%, and 1.85%, for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

24 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Class R	Year Ended November 30, 2019[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.56
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.02)
Return of capital[2]	0.20
Net realized and unrealized gains/(losses)	(1.20)
Total from investment operations	(1.02)
Distributions to shareholders:
Return of capital	(0.34)
Income	(0.07)
Total distributions to shareholders	(0.41)
Net asset value, end of period	$6.13

Total Return, at Net Asset Value[3]	(13.94%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$419
Ratio of expenses to average net assets:[7]
Before (waivers) and deferred tax expense/(benefit)	1.46%
Expense (waivers)	(0.06%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.40%
Deferred tax expense/(benefit)[5]	—%
Total expenses/(benefit)	1.40%

Ratio of Investment Income/(Loss) to Average Net Assets:[7]
Before (waivers) and deferred tax benefit/(expense)	(0.71%)
Expense (waivers)	(0.06%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.65%)
Deferred tax benefit/(expense)[6]	—%
Net investment income/(loss)	(0.65%)

Portfolio turnover rate	23%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.36%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Annualized for less than full period.

See accompanying Notes to Financial Statements.

25 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Financial Highlights (Continued)

Class Y	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.61	$8.37	$9.40	$9.43	$12.74
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.01)	(0.06)	(0.03)	(0.03)	— [7]
Return of capital[1]	0.45	0.46	0.40	0.41	0.43
Net realized and unrealized gains/(losses)	(0.96)	(0.45)	(0.69)	0.30	(3.03)
Total from investment operations	(0.52)	(0.05)	(0.32)	0.68	(2.60)
Distributions to shareholders:
Return of capital	(0.59)	(0.51)	(0.58)	(0.71)	(0.71)
Income	(0.12)	(0.20)	(0.13)	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$6.38	$7.61	$8.37	$9.40	$9.43

Total Return, at Net Asset Value[2]	(7.76%)	(0.91%)	(3.90%)	7.97%	(21.16%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,540,550	$1,679,094	$1,694,069	$1,598,012	$1,361,763
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	0.95%	0.98%	0.98%	1.02%	0.98%
Expense (waivers)	(0.06%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	0.89%	0.88%	0.86%	0.90%	0.87%
Deferred tax expense/(benefit)[5]	—%	—%	(2.27%)	2.79%	(12.39%)
Total expenses/(benefit)	0.89%	0.88%	(1.41%)	3.69%	(11.52%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.20%)	(0.79%)	(0.79%)	(0.73%)	(0.52%)
Expense (waivers)	(0.06%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.14%)	(0.69%)	(0.67%)	(0.61%)	(0.41%)
Deferred tax benefit/(expense)[6]	—%	—%	0.31%	0.30%	0.37%
Net investment income/(loss)	(0.14%)	(0.69%)	(0.36%)	(0.31%)	(0.04%)

Portfolio turnover rate	23%	24%	13%	10%	8%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%, 0.85%, 0.85%, 0.88%, and 0.85%, for the years ended November 30, 2019 November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Less than (0.005).

See accompanying Notes to Financial Statements.

26 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Class R5	Year Ended November 30, 2019[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.56
Income/(loss) from investment operations:
Net investment income/(loss)[2]	— [8]
Return of capital[2]	0.22
Net realized and unrealized gains/(losses)	(1.22)
Total from investment operations	(1.00)
Distributions to shareholders:
Return of capital	(0.34)
Income	(0.07)
Total distributions to shareholders	(0.41)
Net asset value, end of period	$6.15

Total Return, at Net Asset Value[3]	(13.67%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$8
Ratio of expenses to average net assets:[7]
Before deferred tax expense/(benefit)	0.84%
Expense (waivers)	—%
Net of (waivers) and before deferred tax expense/(benefit)[4]	0.84%
Deferred tax expense/(benefit)[5]	—%
Total expenses/(benefit)	0.84%

Ratio of Investment Income/(Loss) to Average Net Assets:[7]
Before (waivers) and deferred tax benefit/(expense)	(0.09%)
Expense (waivers)	—%
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.09%)
Deferred tax benefit/(expense)[6]	—%
Net investment income/(loss)	(0.09%)

Portfolio turnover rate	23%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.80%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Annualized for period less than full year.
8.	Less than (0.005).

See accompanying Notes to Financial Statements.

27 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Financial Highlights (Continued)

Class R6	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.64	$8.39	$9.43	$9.44	$12.74
Income/(loss) from investment operations:
Net investment income/(loss)[1]	— [6]	(0.05)	(0.03)	(0.02)	— [6]
Return of capital[1]	0.42	0.46	0.40	0.41	0.43
Net realized and unrealized gains/(losses)	(0.93)	(0.45)	(0.70)	0.31	(3.02)
Total from investment operations	(0.51)	(0.04)	(0.33)	0.70	(2.59)
Distributions to shareholders:
Return of capital	(0.59)	(0.51)	(0.58)	(0.71)	(0.71)
Income	(0.12)	(0.20)	(0.13)	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$6.42	$7.64	$8.39	$9.43	$9.44

Total Return, at Net Asset Value [2]	(7.59%)	(0.78%)	(3.99%)	8.19%	(21.08%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$810,225	$702,381	$466,851	$313,325	$191,370
Ratio of Expenses to Average Net Assets:
Before deferred tax expense/(benefit)[3]	0.81%	0.81%	0.79%	0.81%	0.79%
Deferred tax expense/(benefit)[4]	—%	—%	(2.27%)	2.79%	(12.39%)
Total expenses/(benefit)	0.81%	0.81%	(1.48%)	3.60%	(11.60%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before deferred tax benefit/(expense)	(0.06%)	(0.62%)	(0.60%)	(0.52%)	(0.33%)
Deferred tax benefit/(expense)[5]	—%	—%	0.31%	0.30%	0.37%
Net investment income/(loss)	(0.06%)	(0.62%)	(0.29%)	(0.22%)	0.04%

Portfolio turnover rate	23%	24%	13%	10%	8%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.77%, 0.78%, 0.78%, 0.79% and 0.77%, for the period ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016 and November 30, 2015, respectively.

4.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
6.	Rounds to less than (0.005).

See accompanying Notes to Financial Statements.

28 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements November 30, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Select 40 Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund and holders of the Acquired Fund’s Class W received Class Y shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Information for the Acquired Fund’s Class W Shares prior to the Reorganization is included with Class Y Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official

29 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved

30 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

31 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

32 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

33 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.9 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the Fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

The Fund’s income tax provision consists of the following as of November 30, 2019:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$60,077,635
State	5,386,937
Valuation allowance	(65,464,572)
Total deferred tax (expense) benefit	$—

34 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$57,290,076	21.00%
State income taxes net of federal benefit	5,183,388	1.90%
Effect of state tax rate change	(75,915)	(0.03%)
Effect of permanent differences	2,920,565	1.07%
Return to provision adjustments	146,458	0.05%
Change in valuation allowance	(65,464,572)	(23.99%)
Total income tax (expense) benefit	$—	0.00%

For the year ended November 30, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.90% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2019, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized

35 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2019 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$94,344,958
Net operating loss carryforward (tax basis) - State	8,585,797
Excess business interest expense carryforward	3,940,767
Capital loss carryforward (tax basis)	9,832,877
Book to tax differences - Income recognized from MLPs	885,629
Organizational Costs	3,041
Valuation allowance	(82,925,302)
Total deferred tax asset	34,667,767

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(34,667,767)
Total deferred tax liability	(34,667,767)

Total net deferred tax asset/(liability)	$—

36 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2019, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2033	$38,069,960
11/30/2034	129,986,547
11/30/2035	153,875,403
11/30/2036	116,663,848
11/30/2037	10,613,012
Total expiring net operating loss carryforwards	449,208,770

Total non-expiring net operating loss carryforwards	52,935

Total net operating loss carryforwards	$449,261,705

During the year ended November 30, 2019, the Fund estimates that it will utilize $71,216,764 of net operating loss carryforward.

37 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

At November 30, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$29,454,428
11/30/2024	13,483,898
Total	$42,938,326

At November 30, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,839,097,104
Gross Unrealized Appreciation	$674,923,006
Gross Unrealized Depreciation	(523,531,411)
Net Unrealized Appreciation (Depreciation) on Investments	$151,391,595

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements,

38 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	0.70%
Next $2 billion	0.68%
Over $5 billion	0.65%

For the year ended November 30, 2019, the effective advisory fees incurred by the Fund was 0.70%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $10,981,363 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%. 1.85%, 1.35%, 0.85%, 0.84% and 0.79%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that

39 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. See Note 10.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 10.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended November 30, 2019, advisory fees of $1,349,483 were waived.

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class W, and Class Y shares to 1.10%. 1.85%, 0.85%, and 0.85%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the year ended November 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the year ended November 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940

40 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended November 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2019, IDI advised the Fund that IDI retained $51,922 in front-end sales commissions from the sale of Class A shares and $37,391 and $11,028 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $89,908 in front-end sales commissions from the sale of Class A shares and $72 and $14,817 from Class A and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are

41 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1 —	Level 2 —	Level 3 —	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities	$2,881,874,160	$—	$—	$2,881,874,160
Private Investment in Public Equities (PIPE)	—	9,069,750	—	9,069,750
Preferred MLP Investments and Related Entities*	42,609,696	—	40,000,000	82,609,696
Short-Term Investments	16,935,093	—	—	16,935,093
Total Assets	$2,941,418,949	$9,069,750	$40,000,000	$2,990,488,699

*	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

42 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2018	$39,940,000
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	3,983,706
Total realized gain/(loss)	—
Purchases	—
Sales	—
Return of capital distributions	(3,923,706)
Transfers out of Level 3 during the period	—
Ending balance November 30, 2019	$40,000,000

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2019 is $60,000.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of November 30, 2019:

	Value as of November 30, 2019	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Preferred Stocks	$40,000,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	10%
			Average Estimated Yield	10.6%-11.5%	11.0	%(a)
Total	$40,000,000

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities

43 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period December 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $96,810,270 and securities sales of $13,874,000, which resulted in net realized gains (losses) of $1,569,110. For the period May 25, 2019 to November 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $143,988,804 and securities sales of $8,110,874, which resulted in net realized gains (losses) of $7,768,050.

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any, at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2019 was $1,053,870,814 and $748,830,061 respectively.

44 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	16,719,826	$120,555,534	16,951,713	$137,811,195
Dividends and/or distributions
reinvested	4,959,720	35,438,748	4,744,160	37,709,710
Redeemed	(25,502,732)	(182,528,849)	(25,521,144)	(205,465,507)
Net increase/(decrease)	(3,823,186)	$(26,534,567)	(3,825,271)	$(29,944,602)

Class C
Sold	12,026,204	$80,775,269	12,419,761	$95,171,824
Dividends and/or distributions
reinvested	6,208,203	41,341,334	5,725,377	42,992,829
Redeemed	(22,926,782)	(152,606,588)	(18,087,520)	(137,797,168)
Net increase/(decrease)	(4,692,375)	$(30,489,985)	57,618	$367,485

Class R
Sold	67,092	$460,051
Dividends and/or distributions
reinvested	1,287	8,451
Redeemed	—	—
Net increase/(decrease)	68,379	$468,502

Class Y
Sold	139,056,540	$1,032,075,357	108,238,869	$904,823,509
Dividends and/or distributions
reinvested	20,695,173	152,795,585	17,893,785	146,589,612
Redeemed	(139,353,464)	(1,032,183,023)	(108,310,100)	(894,809,039)
Net increase/(decrease)	20,398,249	$152,687,919	17,822,554	$156,604,082

Class R5
Sold	1,332	$10,000
Dividends and/or distributions
reinvested	—	—
Redeemed	—	—
Net increase/(decrease)	1,332	$10,000

45 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class R6
Sold	78,135,033	$590,086,763	60,136,872	$498,343,690
Dividends and/or distributions
reinvested	10,252,853	76,181,869	5,734,064	47,079,209
Redeemed	(54,042,520)	(395,351,288)	(29,584,195)	(241,630,495)
Net increase/(decrease)	34,345,366	$270,917,344	36,286,741	$303,792,404

1.	Class R and R5 shares commenced operations after the close of business on May 24, 2019.
2.

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP Alpha Fund, and Invesco Oppenheimer SteelPath MLP Income Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2020, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2019, the Fund paid $909,904 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2019.

46 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Note 10 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $990,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

Note 11 – Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

47 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements (Continued)

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through March 29, 2020. The decline in commodity prices after the Fund’s fiscal year end resulted in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

48 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer SteelPath MLP Select 40 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer SteelPath MLP Select 40 Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations and the statement of changes in net assets for the year ended November 30, 2019, including the related notes, and the financial highlights for each of the periods ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and changes in its net assets for the year ended November 30, 2019 and the financial highlights for each of the periods ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer SteelPath MLP Select 40 Fund (formerly known as Oppenheimer SteelPath MLP Select 40 Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the years ended on or prior to November 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

49 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Report of Independent Registered Public
Accounting Firm (Continued)

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
March 29, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

50 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

51 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

52 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Trustees and Officers Unaudited

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

53 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	Member, Board of Directors of Baylor College of Medicine

54 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

55 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee, Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

56 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

57 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)
OTHER OFFICERS
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

58 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

59 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

60 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

			N/A	N/A

61 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

62 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

63 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

64 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Invesco Privacy Policy

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

65 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Invesco Privacy Policy (Continued)

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

66 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

67 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Invesco Privacy Policy (Continued)

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
Atlanta, GA 30309

By phone:
(404) 439-3236

By fax:
(404) 962-8288

By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate. You may also contact us to:

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

68 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

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O-SPMS40-AR-1 012720

Annual Report 11/30/2019

Invesco Oppenheimer **SteelPath MLP Alpha Fund***

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Alpha Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	44
Independent Registered Public Accounting Firm	46
Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments	47
Trustees and Officers	48
Invesco Privacy Notice	60

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	(10.69)%	(15.58)%	16.11%	(11.00)%
5-Year	(8.88)%	(9.91)%	10.98%	(9.56)%
Since Inception (3/31/10)	0.73%	0.14%	13.09%	2.62%

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Fund Performance Discussion

Invesco Oppenheimer SteelPath MLP Alpha Fund Class A shares (without sales charge) produced a total return of -10.69% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of -11.00%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 16.11%.

Energy market volatility was heightened over the reporting period, catalyzed by escalated trade tensions and by an attack on Saudi Arabian crude processing facilities in September. While crude prices rose 8% over the reporting period, there was an approximate 57% price differential between the high and low pricing over the period. Energy equities were likewise volatile with oil and gas producers1 and oil field service providers2 falling 22.6% and 27.9%, respectively, over the period. Midstream’s more resilient performance continued, having outperformed the broader energy market as amid the ongoing volatility of equity

[1]	Standard and Poor’s Supercomposite Oil & Gas Exploration & Production Index
[2]	Standard and Poor’s Supercomposite Energy Equipment & Services Index

4 INVESCO Oppenheimer SteelPath MLP Alpha Fund

prices, we believe underlying midstream fundamentals continue to be healthy. Midstream throughput, as measured by the production of oil, natural gas, and natural gas liquids (NGLs), continued to increase. Midstream capital needs and balance sheets also continued to improve.

Driving this healthy fundamental backdrop is the steady pace of US production growth and global demand. Despite commodity prices that remain well below cyclical highs, improved drilling and completion techniques and cost control measures are allowing producers to achieve well economics today that rival results prior to the 2014 crude oil price collapse. Though producers have recently begun to focus on delivering free cash flows to investors rather than quick production growth, absolute volume growth is still likely to be healthy. As production growth of crude oil, natural gas, and natural gas liquids in the US have exceeded domestic demand growth, export volumes have increased materially and energy infrastructure, or midstream, assets are required to meet the logistical challenge of bringing these volumes to export locations and loading these volumes on internationally-bound vessels. Notably, a number of midstream operators — such as Enterprise Products Partners (NYSE: EPD), Energy Transfer (NYSE: ET), Targa Resources (NYSE: TRGP), Magellan Midstream Partners (NYSE: MMP), and NuStar Energy LP (NYSE: NS), amongst others — operate major export facilities and are continuing to expand their presence.

Over the reporting period, we estimate approximately $5 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $14 billion that was raised over the 12-month reporting period ended November 30, 2018. Midstream companies also raised approximately $28 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model self-fund the equity portion of their investment plans.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $55.17 per barrel, up 8% over the period, while global crude oil prices, as measured by Brent crude oil, traded 6% higher over the reporting period. Brent exited the period at a $7.26 per barrel premium to WTI, roughly inline with year-ago discounts after additions to Permian pipeline capacity loosened regional capacity constraints that widened this price differential during the reporting period.

Henry Hub natural gas spot prices exited the period at $2.46 per million British thermal units (“mmbtu”), down 47% over the reporting period. Despite solid summer demand from electric generation

5 INVESCO Oppenheimer SteelPath MLP Alpha Fund

and increasing exports, rising production volumes pushed storage levels back to the five-year average after hitting decadal lows (seasonally adjusted) exiting 2018, weighing on natural gas pricing.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $23.85 per barrel, a 5% decline over the reporting period. Pricing for NGL purity products were mixed, with butane and natural gasoline trading up over the period while pricing for ethane, propane, and isobutane declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.35 per gallon, up 83% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as medium- and longer-term rates declined more than the yields on short-dated maturities. The ten-year Treasury yield declined by 123 basis points to end the period at 1.76%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 247 basis points to 8.10%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of +17.88% (as measured by the Dow Jones Equity REIT Total Return Index) and +18.45% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s -11.00% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on Petroleum Pipelines provided the best performance over the period, as expectations for crude oil supply growth remains strong. The Other Energy subsector followed, supported by entities focused on fuel distribution who benefitted from improved wholesale fuel margins.

The Gathering and Processing subsector experienced the weakest performance over the reporting as weak natural gas liquids (“NGLs”) pricing over the period weighed on investor expectations for volume and margin capture opportunities for certain businesses within these subsectors. On average the Propane subsector also lagged due to idiosyncratic factors with a single subsector member.

FUND REVIEW

Key contributors to Invesco Oppenheimer SteelPath MLP Alpha Fund were Buckeye Partners, LP (BPL) and TC Pipelines, LP (TCP).

BPL outperformed the AMZ index over the period as IFM Investors, an Australian-based asset manager, announced it would acquire BPL for $41.50 per common unit, which represented a 27.5% premium to BPL’s unit price one day prior to the merger

6 INVESCO Oppenheimer SteelPath MLP Alpha Fund

announcement date. The transaction closed November 1, 2019. The Fund no longer holds this position.

TCP outperformed the AMZ index over the period after reporting strong quarterly results and continuing to demonstrate the cash flow stability of its assets. During the reporting period TCP announced several potential projects that would leverage the partnership’s existing asset base including expanding the capacity of its pipelines in the Northeast, Northwest, and possibly expanding one of its Bakken natural gas pipelines.

Key detractors from the Invesco Oppenheimer SteelPath MLP Alpha Fund were Antero Midstream (AM) and EQM Midstream Partners, LP (EQM).

AM underperformed the AMZ index over the period as market participants expressed heightened growth concerns toward companies with a material presence in the key natural gas shale plays in the Appalachian region. Following completion of a simplification transaction in March, we believe AM is a well-positioned C-Corp midstream entity with healthy distribution coverage, attractive growth, moderate leverage, and no external equity requirements.

EQM underperformed the AMZ index over the period as market participants expressed heightened growth concerns toward companies with a material presence in the key natural gas shale plays in the Appalachian region, and as regulatory uncertainty surrounding its Mountain Valley Pipeline continued. Additionally, market participants await production guidance from the partnership’s largest customer, EQT Corp. (EQT) after management changes during the period.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019. See Note 1 of the Notes to Financial Statements for more information.

7 INVESCO Oppenheimer SteelPath MLP Alpha Fund

OUTLOOK

In our opinion, in late 2019 energy and midstream equities succumbed to a painful combination of de-risking, tax-loss selling, and apathy for still out-of-favor subsectors, leaving midstream MLP valuations at historic lows. While a recovery began in December, it was derailed by the COVID-19 outbreak in January and exacerbated by a crude oil market share battle between Saudi Arabia and Russia in early March.

However, we believe the fundamental backdrop for the energy sector and midstream equities is much less scary than the price collapse experienced through the early part of 2020. Clearly, it is difficult to predict when and at what pace economic activity and, therefore, demand for petroleum products will begin to normalize, as it appears to be in China. Similarly, we cannot predict the ultimate resolution of the Saudi Arabia/Russia market share battle. However, we believe crude oil pricing will need to stabilize in order to stimulate sufficient investment in production to keep crude oil supply and demand in balance over time. Further, we anticipate the ultimate impact on produced, and therefore transported, volume across most midstream assets will be slow and much less dramatic than the crude oil price declines witnessed. Further, we believe midstream assets focused on natural gas, petroleum products (gasoline, diesel, etc.), and those that provide storage optionality are likely to be little impacted and/or could benefit over time as COVID-19 containment efforts begin to lessen. Accordingly, we remain comfortable with midstream’s long-term investment prospects and we believe sector valuations are at compelling, historic lows.

Stuart Cartner, Portfolio Manager	Brian Watson, Portfolio Manager

8 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	13.98%
Enterprise Products Partners LP	13.68%
Williams Cos., Inc.	9.06%
Magellan Midstream Partners LP	8.78%
MPLX LP	8.73%
Targa Resources Corp.	8.65%
TC PipeLines LP	6.54%
Tallgrass Energy LP	5.53%
Plains All American Pipeline LP	4.57%
Western Midstream Partners LP	3.49%

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019, and are based on net assets.

SUBSECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

9 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	(10.69)%	(8.88)%	(0.73)%
CLASS C (MLPGX)	8/25/11	(11.29)	(9.54)	(1.04)
CLASS R1 (SPMGX)	5/24/19	(10.96)	(9.12)	0.47
CLASS Y (MLPOX)	3/31/10	(10.36)	(8.65)	0.98
CLASS R5[1] (SPMHX)	5/24/19	(10.52)	(8.85)	0.75
CLASS R6[2] (OSPAX)	6/28/13	(10.45)	(8.57)	(4.56)

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	(15.58)%	(9.91)%	0.14%
CLASS C (MLPGX)	8/25/11	(12.08)	(9.54)	(1.04)
CLASS R1 (SPMGX)	5/24/19	(10.96)	(9.12)	0.47
CLASS Y (MLPOX)	3/31/10	(10.36)	(8.65)	0.98
CLASS R5[1] (SPMHX)	5/24/19	(10.52)	(8.85)	0.75
CLASS R6[2] (OSPAX)	6/28/13	(10.45)	(8.57)	(4.56)

1.

Class R and Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2.	Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class Y, and Class R6 shares, respectively, of the Fund. Class R and Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance

10 INVESCO Oppenheimer SteelPath MLP Alpha Fund

reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Actual	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During 6 Months Ended November 30, 2019[1,2]
CLASS A	$1,000.00	$853.50	$7.43
CLASS C	1,000.00	850.50	10.99
CLASS R	1,000.00	851.90	8.73
CLASS Y	1,000.00	854.10	6.23
CLASS R5	1,000.00	855.10	6.14
CLASS R6	1,000.00	854.70	5.95

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,017.00	8.09
CLASS C	1,000.00	1,013.10	11.96
CLASS R	1,000.00	1,015.60	9.50
CLASS Y	1,000.00	1,018.30	6.78
CLASS R5	1,000.00	1,018.40	6.68
CLASS R6	1,000.00	1,018.60	6.48

1.

Actual expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, based on the 6-month period ended November 30, 2019 for Classes A, C, R, Y, R5 and R6 are as follows:

Class	Expense Ratios
CLASS A	1.60%
CLASS C	2.37
CLASS R	1.88
CLASS Y	1.34
CLASS R5	1.32
CLASS R6	1.28

The expense ratios for Class A, C, R, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Advisor. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

13 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Schedule of Investments November 30, 2019

Description	Shares	Value
MLP Investments and Related Entities — 99.4%
Diversified — 22.7%
Enterprise Products Partners LP	6,142,106	$161,660,230
Williams Cos., Inc.	4,711,125	107,036,760
Total Diversified		268,696,990

Gathering/Processing — 23.9%
Antero Midstream Corp	7,851,117	35,958,116
MPLX LP	4,363,400	103,194,410
Targa Resources Corp.	2,797,972	102,209,917
Western Midstream Partners LP	2,326,603	41,250,669
Total Gathering/Processing		282,613,112

Natural Gas Pipeline Transportation — 23.8%
Energy Transfer LP	13,995,354	165,285,123
EQM Midstream Partners LP	1,666,261	38,607,267
TC PipeLines LP1	1,981,440	77,256,346
Total Natural Gas Pipeline Transportation		281,148,736

Other Energy — 5.2%
Sunoco LP	191,442	5,963,418
USA Compression Partners LP	1,068,990	17,574,196
Westlake Chemical Partners LP1	1,702,720	37,783,357
Total Other Energy		61,320,971

Petroleum Pipeline Transportation — 23.8%
Magellan Midstream Partners LP	1,774,979	103,783,022
Plains All American Pipeline LP	3,103,829	54,006,625
Plains GP Holdings LP, Class A	1,329,945	23,234,139
Shell Midstream Partners LP	1,796,365	35,316,536
Petroleum Pipeline Transportation — 23.8% (Continued)
Tallgrass Energy LP	3,652,559	$65,417,332
Total Petroleum Pipeline Transportation		281,757,654

Total MLP Investments And Related Entities
(identified cost $1,416,108,877)		1,175,537,463

Short-Term Investments — 0.4%
Money Market — 0.4%
Fidelity Treasury Portfolio, Institutional Class, 1.515%[2]	4,316,824	4,316,824
Total Short-Term Investments
(identified cost $4,316,824)		4,316,824

Total Investments — 99.8%
(identified cost $1,420,425,701)		1,179,854,287
Other Assets in Excess of Liabilities — 0.2%		2,191,469
Net Assets — 100%		$1,182,045,756

14 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Footnotes to Schedule of Investments

GP — General Partnership

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2019, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2018	Gross Additions	Gross Reductions	Shares November 30, 2019
MLP Investments and Related Entities
TC Pipelines LP [i]	3,313,464	407,117	(1,739,141)	1,981,440
Westlake Chemical Partners LP i	2,073,802	410,831	(781,913)	1,702,720

		Dividends and Distributions
	Value November 30, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
MLP Investments and Related Entities
TC Pipelines LP [i]	$77,256,346	$7,544,395	$—	$—	$7,328,593	$32,704,486
Westlake Chemical Partners LP [i]	37,783,357	3,974,476	—	—	2,381,662	1,185,162
	$115,039,703	$11,518,871	$—	$—	$9,710,255	$33,889,648

i.	Is not an affiliate as of November 30, 2019. Was an affiliate during the period ended November 30, 2019.

2.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

15 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Statement of Assets and Liabilities November 30, 2019

Assets:
Investments at value (cost $1,420,425,701) – see accompanying Schedule of Investments:	$1,179,854,287
Receivables and other assets:
AMT Credit Carryforward	4,067,066
Receivable for beneficial interest sold	2,035,922
Prepaid taxes	146,175
Prepaid expenses	229,983
Dividends receivable	9,764
Total assets	1,186,343,197

Liabilities:
Payables and other liabilities:
Payable for beneficial interest redeemed	1,904,801
Payable to Adviser	1,131,232
Payable for distribution and service plan fees	308,554
Transfer agent fees payable	332,340
Borrowing expense payable	13,016
Trustees’ fees payable	4,067
Other liabilities	603,431
Total liabilities	4,297,441

Net Assets	$1,182,045,756

Composition of Net Assets
Shares of beneficial interest	$2,238,359,634
Total accumulated loss	(1,056,313,878)
Net Assets	$1,182,045,756

16 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $321,237,346 and 60,851,635)	$5.28
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$5.59
Class C Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $266,485,358 and 54,718,732)	$4.87
Class R Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $87,183 and 16,542)	$5.27
Class Y Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $555,814,028 and 101,505,887)	$5.48
Class R5 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $7,640 and 1,445)	$5.29
Class R6 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $38,414,201 and 6,971,709)	$5.51

See accompanying Notes to Financial Statements.

17 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Statement of Operations For the Year Ended November 30, 2019

Investment Income
Distributions and dividends	$133,056,134
Less return of capital on distributions and dividends ($11,518,871 from affiliates)	(114,352,221)
Total investment income	18,703,913

Expenses
Advisory fees	19,071,424
Distribution and service plan fees
Class A	1,073,979
Class C	3,717,688
Class R	77
Transfer and shareholder servicing agent fees:
Class A	700,097
Class C	607,359
Class R	24
Class Y	1,330,390
Class R5	2
Class R6	22,485
Income Tax Expense	141,241
Borrowing fees	501,595
Administrative fees	479,309
Custody fees	278,629
Registration fees	120,720
Legal, auditing, and other professional fees	60,316
Trustees’ fees	54,402
Tax expense	52,613
Other	201,275
Total expenses, before waivers and deferred taxes	28,413,625
Less waivers of expenses	(1,323,561)
Net expenses, before deferred taxes	27,090,064

Net investment loss, before deferred taxes	(8,386,151)
Deferred tax (expense)/benefit	—
Net investment loss, net of deferred taxes	(8,386,151)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transaction in:
Unaffiliated companies	(13,577,254)
Affiliated companies (includes net gains from securities sold to affiliates of $8,670,948)	9,710,255
Deferred tax (expense)/benefit	—
Net realized (loss), net of deferred taxes	(3,866,999)
Net change in unrealized appreciation/(depreciation) on:
Investment transaction in:
Unaffiliated companies	(145,424,119)
Affiliated companies	33,889,648
Deferred tax (expense)/benefit	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(111,534,471)

Net (Decrease) in Net Assets Resulting from Operations	$(123,787,621)

See accompanying Notes to Financial Statements.

18 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Statement of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations
Net investment income/(loss), net of deferred taxes	$(8,386,151)	$(28,959,768)
Net realized gains/(losses), net of current/deferred tax	(3,866,999)	(32,236,942)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(111,534,471)	33,065,176
Net increase (decrease) in net assets resulting from operatoins	(123,787,621)	(28,131,534)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(39,888,956)	(45,814,695)
Class C shares	(36,790,747)	(43,523,566)
Class R shares	(2,048)	—
Class Y shares	(71,098,183)	(97,600,233)
Class R5 shares	(520)	—
Class R6 shares	(10,317,245)	(12,866,984)
Distributions to shareholders from return of capital:	(158,097,699)	(199,805,478)

Distributions to shareholders from distributable earnings:
Class A shares	(2,404,268)	(2,748,078)
Class C shares	(2,217,526)	(2,610,651)
Class R shares	(124)	—
Class Y shares	(4,285,375)	(5,854,303)
Class R5 shares	(31)	—
Class R6 shares	(621,862)	(771,793)
Distributions to shareholders from distributable earnings:	(9,529,186)	(11,984,825)
Change in net assets resulting from distributions to shareholders	(167,626,885)	(211,790,303)

Beneficial Interest Transactions
Net increase/(decrease) in net assets resulting from beneficial interest transactions
Class A shares	(58,551,770)	(80,414,822)
Class C shares	(70,125,834)	(78,700,070)
Class R shares	100,046	—
Class Y shares	(322,666,637)	(183,957,627)
Class R5 shares	10,000	—
Class R6 shares	(89,977,443)	17,578,817
Change in net assets resulting from beneficial interest transactions	(541,211,638)	(325,493,702)
Change in net assets	(832,626,144)	(565,415,539)

Net Assets
Beginning of period	2,014,671,900	2,580,087,439
End of period	$1,182,045,756	$2,014,671,900

See accompanying Notes to Financial Statements.

19 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Financial Highlights

Class A	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.56	$7.35	$8.64	$8.70	$12.81
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.03)	(0.09)	(0.13)	(0.10)	(0.09)
Return of capital[1]	0.34	0.39	0.35	0.35	0.40
Net realized and unrealized gains/(losses)	(0.93)	(0.43)	(0.85)	0.38	(3.73)
Total from investment operations	(0.62)	(0.13)	(0.63)	0.63	(3.42)
Distributions to shareholders:
Return of capital	(0.62)	(0.62)	—	(0.69)	(0.69)
Income	(0.04)	(0.04)	(0.66)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.69)	(0.69)
Net asset value, end of period	$5.28	$6.56	$7.35	$8.64	$8.70

Total Return, at Net Asset Value [2]	(10.69%)	(2.33%)	(8.02%)	8.25%	(27.68%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$321,237	$459,733	$593,811	$1,023,541	$1,143,231
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	1.67%	1.68%	1.68%	1.75%	1.64%
Expense (waivers)	(0.08%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of (waivers) and before deferred/current tax expense/(benefit)[4]	1.59%	1.57%	1.56%	1.63%	1.53%
Deferred/current tax expense/(benefit)[5]	—%	0.03%	—%	—%	(9.23%)
Total expenses/(benefit)	1.59%	1.60%	1.56%	1.63%	(7.70%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.56%)	(1.29%)	(1.60%)	(1.37%)	(1.36%)
Expense (waivers)	(0.08%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.48%)	(1.18%)	(1.48%)	(1.25%)	(1.25%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(0.48%)	(1.18%)	(1.48%)	(1.25%)	(0.79%)

Portfolio turnover rate	32%	36%	37%	35%	36%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.55%, 1.54%, 1.55%, 1.60%, and 1.51%, for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Class C	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.14	$6.97	$8.29	$8.43	$12.53
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.07)	(0.14)	(0.18)	(0.16)	(0.17)
Return of capital[1]	0.31	0.39	0.35	0.35	0.40
Net realized and unrealized gains/(losses)	(0.85)	(0.42)	(0.83)	0.36	(3.64)
Total from investment operations	(0.61)	(0.17)	(0.66)	0.55	(3.41)
Distributions to shareholders:
Return of capital	(0.62)	(0.62)	—	(0.69)	(0.69)
Income	(0.04)	(0.04)	(0.66)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.69)	(0.69)
Net asset value, end of period	$4.87	$6.14	$6.97	$8.29	$8.43

Total Return, at Net Asset Value [2]	(11.29%)	(3.06%)	(8.75%)	7.53%	(28.23%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266,485	$407,345	$539,908	$737,299	$730,900
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	2.44%	2.46%	2.46%	2.55%	2.39%
Expense (waivers)	(0.08%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of (waivers) and before deferred/current tax expense/(benefit)[4]	2.36%	2.35%	2.34%	2.43%	2.28%
Deferred/current tax expense/(benefit)[5]	—%	0.03%	—%	—%	(9.23%)
Total expenses/(benefit)	2.36%	2.38%	2.34%	2.43%	(6.95%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.33%)	(2.07%)	(2.38%)	(2.17%)	(2.11%)
Expense (waivers)	(0.08%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.25%)	(1.96%)	(2.26%)	(2.05%)	(2.00%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(1.25%)	(1.96%)	(2.26%)	(2.05%)	(1.54%)

Portfolio turnover rate	32%	36%	37%	35%	36%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense the net expense ratio would be 2.32%, 2.32%, 2.33%, 2.40%, and 2.26%, for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

21 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Financial Highlights (Continued)

Class R	Period Ended November 30, 2019[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.80
Income/(loss) from investment operations:
Net investment loss[2]	(0.02)
Return of capital[2]	0.16
Net realized and unrealized gains/(losses)	(1.29)
Total from investment operations	(1.15)
Distributions to shareholders:
Return of capital	(0.36)
Income	(0.02)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$5.27

Total Return, at Net Asset Value[3]	(17.44%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87
Ratio of Expenses to Average Net Assets:[7]
Before (waivers) and deferred/current tax expense/(benefit)	1.93%
Expense (waivers)	(0.09%)
Net of (waivers) and before deferred/current tax expense/(benefit)[4]	1.84%
Deferred/current tax expense/(benefit)[5]	—%
Total expenses/(benefit)	1.84%

Ratio of Investment Income/(Loss) to Average Net Assets:[7]
Before (waivers) and deferred tax benefit/(expense)	(0.82%)
Expense (waivers)	(0.09%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.73%)
Deferred tax benefit/(expense)[6]	—%
Net investment income/(loss)	(0.73%)

Portfolio turnover rate	32%

1.	Shares commenced operations at the close of business May 24, 2019.
2.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.80%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Annualized for period less than a full year.

See accompanying Notes to Financial Statements.

22 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Class Y	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.76	$7.53	$8.82	$8.85	$12.99
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.01)	(0.07)	(0.11)	(0.08)	(0.06)
Return of capital[1]	0.35	0.39	0.35	0.35	0.40
Net realized and unrealized gains/(losses)	(0.96)	(0.43)	(0.87)	0.39	(3.79)
Total from investment operations	(0.62)	(0.11)	(0.63)	0.66	(3.45)
Distributions to shareholders:
Return of capital	(0.62)	(0.62)	—	(0.69)	(0.69)
Income	(0.04)	(0.04)	(0.66)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.69)	(0.69)
Net asset value, end of period	$5.48	$6.76	$7.53	$8.82	$8.85

Total Return, at Net Asset Value[2]	(10.36%)	(2.00%)	(7.86%)	8.45%	(27.52%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$555,814	$1,005,677	$1,305,894	$1,477,335	$1,477,952
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	1.42%	1.43%	1.43%	1.48%	1.39%
Expense (waivers)	(0.09%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of (waivers) and before deferred/current tax expense/(benefit)[4]	1.33%	1.32%	1.31%	1.36%	1.28%
Deferred/current tax expense/(benefit)[5]	—%	0.03%	—%	—%	(9.23%)
Total expenses/(benefit)	1.33%	1.35%	1.31%	1.36%	(7.95%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.31%)	(1.04%)	(1.35%)	(1.10%)	(1.11%)
Expense (waivers)	(0.09%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.22%)	(0.93%)	(1.23%)	(0.98%)	(1.00%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(0.22%)	(0.93%)	(1.23%)	(0.98%)	(0.54%)

Portfolio turnover rate	32%	36%	37%	35%	36%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.29%, 1.29%, 1.30%, 1.33%, and 1.26%, for the years ended November 30, 2019 November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

23 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Financial Highlights (Continued)

Class R5	Year Ended November 30, 2019[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.80
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.01)
Return of capital[2]	0.17
Net realized and unrealized gains/(losses)	(1.29)
Total from investment operations	(1.13)
Distributions to shareholders:
Return of capital	(0.36)
Income	(0.02)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$5.29

Total Return, at Net Asset Value[3]	(17.13%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$8
Ratio of Expenses to Average Net Assets:[7]
Before deferred/current tax expense/(benefit)[4]	1.30%
Deferred/current tax expense/(benefit)[5]	—%
Total expenses/(benefit)	1.30%

Ratio of Investment Income/(Loss) to Average Net Assets:[7]
Before deferred tax benefit/(expense)	(0.19%)
Deferred tax benefit/(expense)[6]	—%
Net investment income/(loss)	(0.19%)

Portfolio turnover rate	32%

1.	Shares commenced operations at the close of business May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.26%.
5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Annualized for period less than a full year.

See accompanying Notes to Financial Statements.

24 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Class R6	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.80	$7.58	$8.85	$8.86	$12.99
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.01)	(0.07)	(0.10)	(0.07)	(0.05)
Return of capital[1]	0.36	0.39	0.35	0.35	0.40
Net realized and unrealized gains/(losses)	(0.98)	(0.44)	(0.86)	0.40	(3.79)
Total from investment operations	(0.63)	(0.12)	(0.61)	0.68	(3.44)
Distributions to shareholders:
Return of capital	(0.62)	(0.62)	—	(0.69)	(0.69)
Income	(0.04)	(0.04)	(0.66)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.69)	(0.69)
Net asset value, end of period	$5.51	$6.80	$7.58	$8.85	$8.86

Total Return, at Net Asset Value[2]	(10.45%)	(2.11%)	(7.59%)	8.68%	(27.44%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,414	$141,917	$140,475	$94,845	$9,066
Ratio of Expenses to Average Net Assets:
Before deferred/current tax expense/(benefit)[3]	1.27%	1.25%	1.23%	1.25%	1.21%
Deferred/current tax expense/(benefit)[4]	—%	0.03%	0.00%	—%	(9.23%)
Total expenses/(benefit)	1.27%	1.28%	1.23%	1.25%	(8.02%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before deferred tax benefit/(expense)	(0.16%)	(0.86%)	(1.15%)	(0.87%)	(0.93%)
Deferred tax benefit/(expense)[5]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(0.16%)	(0.86%)	(1.15%)	(0.87%)	(0.47%)

Portfolio turnover rate	32%	36%	37%	35%	36%

1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.23%, 1.22%, 1.22%, 1.22%, and 1.19% for the periods ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016 and November 30, 2015, respectively.

4.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

25 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements November 30, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Alpha Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Alpha Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on

26 INVESCO Oppenheimer SteelPath MLP Alpha Fund

that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be

27 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

28 INVESCO Oppenheimer SteelPath MLP Alpha Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually

29 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated

30 INVESCO Oppenheimer SteelPath MLP Alpha Fund

investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the period ended November 30, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.4 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the Fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

The Fund’s income tax provision consists of the following as of November 30, 2019:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$29,147,776
State	621,670
Valuation allowance	(29,769,446)
Total deferred tax (expense) benefit	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$25,995,399	21.00%
State income taxes net of federal benefit	1,733,027	1.40%
Effect of state tax rate change	(1,419,693)	(1.15%)
Effect of permanent differences	2,377,293	1.92%
Return to provision adjustments	1,083,420	0.88%
Change in valuation allowance	(29,769,446)	(24.05%)
Total income tax (expense) benefit	$—	0.00%

31 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

For the year ended November 30, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.40% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2019, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely

32 INVESCO Oppenheimer SteelPath MLP Alpha Fund

than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2019 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$55,278,295
Net operating loss carryforward (tax basis) – State	6,781,616
Net unrealized losses on investment securities cost basis	10,381,447
Excess business interest expense carryforward	68,777
Capital loss carryforward (tax basis)	112,937,965
Book to tax differences - Income recognized from MLPs	4,747,711
Valuation allowance	(190,195,811)
Total deferred tax asset	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$—
Total deferred tax liability	—

Total net deferred tax asset/(liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2019, the Fund paid $10,626 in interest and penalties associated with the underpayment of income taxes.

33 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2019, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2035	$61,234,229
11/30/2036	201,995,745
Total expiring net operating loss carryforwards	$263,229,974

Total non-expiring net operating loss carryforwards	$—

Total net operating loss carryforwards	$263,229,974

During the year ended November 30, 2019, the Fund estimates that it will utilize $55,893,478 of net operating loss carryforward.

At November 30, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$406,293,272
11/30/2023	68,065,020
11/30/2024	29,829,053
Total	$504,187,345

At November 30, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,226,785,135
Gross Unrealized Appreciation	$239,556,988
Gross Unrealized Depreciation	(286,487,836)
Net Unrealized Appreciation (Depreciation) on Investments	$(46,930,848)

34 INVESCO Oppenheimer SteelPath MLP Alpha Fund

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	1.10%
Next $2 billion	1.08%
Over $5 billion	1.05%

35 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

For the year ended November 30, 2019, the effective advisory fees incurred by the Fund was 1.10%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $10,068,315 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%. 2.25%, 1.75%, 1.25%, 1.24% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. See Note 10.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 10.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

36 INVESCO Oppenheimer SteelPath MLP Alpha Fund

For the year ended November 30, 2019, advisory fees of $1,323,561 were waived.

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 1.50%. 2.25%, and 1.25%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the year ended November 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the year ended November 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund . The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended November 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

37 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2019, IDI advised the Fund that IDI retained $34,564 in front-end sales commissions from the sale of Class A shares and $3,418 and $10,662 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $70,610 in front-end sales commissions from the sale of Class A shares and $5,304 and $12,737 from Class A and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing

38 INVESCO Oppenheimer SteelPath MLP Alpha Fund

in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period December 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $28,021,340 and securities sales of $70,284,223, which resulted in net realized gains (losses) of $17,987,182. For the period May 25, 2019 to November 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $7,502,813 and securities sales of $68,634,886, which resulted in net realized gains (losses) of ($9,316,234).

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave

39 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2019 was $533,721,393 and $1,143,928,452 respectively.

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	11,539,640	$75,272,704	15,721,577	$120,928,457
Dividends and/or distributions reinvested	6,353,148	41,099,361	6,347,367	47,326,181
Redeemed	(27,172,586)	(174,923,835)	(32,713,646)	(248,669,460)
Net increase/(decrease)	(9,279,798)	$(58,551,770)	(10,644,702)	$(80,414,822)

Class C
Sold	7,483,501	$44,854,911	9,228,386	$67,244,971
Dividends and/or distributions reinvested	6,427,189	38,699,709	6,510,699	45,751,774
Redeemed	(25,528,806)	(153,680,454)	(26,814,768)	(191,696,815)
Net increase/(decrease)	(11,618,116)	$(70,125,834)	(11,075,683)	$(78,700,070)

40 INVESCO Oppenheimer SteelPath MLP Alpha Fund

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class R
Sold	16,380	$99,160
Dividends and/or distributions reinvested	285	1,620
Redeemed	(123)	(734)
Net increase/(decrease)	16,542	$100,046

Class Y
Sold	49,264,266	$329,291,920	59,498,339	$466,106,870
Dividends and/or distributions reinvested	11,085,410	74,315,380	13,281,069	101,888,501
Redeemed	(107,620,800)	(726,273,937)	(97,399,912)	(751,952,998)
Net increase/(decrease)	(47,271,124)	$(322,666,637)	(24,620,504)	$(183,957,627)

Class R5
Sold	1,445	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net increase/(decrease)	1,445	$10,000

Class R6
Sold	7,134,865	$49,096,885	10,860,175	$84,717,188
Dividends and/or distributions reinvested	1,585,073	10,868,622	1,763,764	13,568,964
Redeemed	(22,632,763)	(149,942,950)	(10,280,992)	(80,707,335)
Net increase/(decrease)	(13,912,825)	$(89,977,443)	2,342,947	$17,578,817

1.	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

2.

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 71% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

41 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Notes to Financial Statements (Continued)

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP Income Fund, and Invesco Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2020, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2019, the Fund paid $501,595 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2019.

Note 10 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

42 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $7,686,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

Note 11 – Subsequent Events

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through March 29, 2020. The decline in commodity prices after the Fund’s fiscal year end resulted in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

43 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer SteelPath MLP Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer SteelPath MLP Alpha Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations and the statement of changes in net assets for the year ended November 30, 2019, including the related notes, and the financial highlights for each of the periods ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and changes in its net assets for the year ended November 30, 2019 and the financial highlights for each of the periods ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer SteelPath MLP Alpha Fund (formerly known as Oppenheimer SteelPath MLP Alpha Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the years ended on or prior to November 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

44 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
March 29, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

46 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

47 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Trustees and Officers Unaudited

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

48 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	Member, Board of Directors of Baylor College of Medicine

49 INVESCO Oppenheimer SteelPath MLP Alpha Fund

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

50 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee, Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Member of Board of Greenwall Foundation (bioethics research foundation); and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

51 INVESCO Oppenheimer SteelPath MLP Alpha Fund

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort —1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

52 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

53 INVESCO Oppenheimer SteelPath MLP Alpha Fund

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

54 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

55 INVESCO Oppenheimer SteelPath MLP Alpha Fund

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);

			N/A	N/A

56 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr — 1962 Senior Vice President (Continued)

Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

57 INVESCO Oppenheimer SteelPath MLP Alpha Fund

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

58 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

59 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Invesco Privacy Notice

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

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This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

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60 INVESCO Oppenheimer SteelPath MLP Alpha Fund

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

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If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

61 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Invesco Privacy Notice (Continued)

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

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Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

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Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

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We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

62 INVESCO Oppenheimer SteelPath MLP Alpha Fund

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
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By phone:
(404) 439-3236

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Anne.Gerry@invesco.com

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Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

63 INVESCO Oppenheimer SteelPath MLP Alpha Fund

O-SPMA-AR-1 012720

Annual Report 11/30/2019

Invesco Oppenheimer **SteelPath MLP Income Fund***

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Income Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Schedule of Investments	14
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	48
Independent Registered Public Accounting Firm	50
Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments	51
Trustees and Officers	52
Invesco Privacy Policy	64

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	(3.89)%	(9.19)%	16.11%	(11.00)%
5-Year	(7.25)%	(8.30)%	10.98%	(9.56)%
Since Inception (3/31/10)	0.62%	0.03%	13.09%	2.62%

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

Invesco Oppenheimer SteelPath MLP Income Fund Class A shares (without sales charge) produced a total return of -3.89% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of -11.00%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 16.11%.

Energy market volatility was heightened over the reporting period, catalyzed by escalated trade tensions and by an attack on Saudi Arabian crude processing facilities in September. While crude prices rose 8% over the reporting period, there was an approximate 57% price differential between the high and low pricing over the period. Energy equities were likewise volatile with oil and gas producers1 and oil field service providers2 falling 22.6% and 27.9%, respectively, over the period. Midstream’s more resilient performance continued, having outperformed the broader energy market as amid the ongoing volatility of equity prices, we believe underlying midstream fundamentals continue to be healthy.

[1]	Standard and Poor’s Supercomposite Oil & Gas Exploration & Production Index
[2]	Standard and Poor’s Supercomposite Energy Equipment & Services Index

4 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Midstream throughput, as measured by the production of oil, natural gas, and natural gas liquids (NGLs), continued to increase. Midstream capital needs and balance sheets also continued to improve.

Driving this healthy fundamental backdrop is the steady pace of US production growth and global demand. Despite commodity prices that remain well below cyclical highs, improved drilling and completion techniques and cost control measures are allowing producers to achieve well economics today that rival results prior to the 2014 crude oil price collapse. Though producers have recently begun to focus on delivering free cash flows to investors rather than quick production growth, absolute volume growth is still likely to be healthy. As production growth of crude oil, natural gas, and natural gas liquids in the US have exceeded domestic demand growth, export volumes have increased materially and energy infrastructure, or midstream, assets are required to meet the logistical challenge of bringing these volumes to export locations and loading these volumes on internationally-bound vessels. Notably, a number of midstream operators — such as Enterprise Products Partners (NYSE: EPD), Energy Transfer (NYSE: ET), Targa Resources (NYSE: TRGP), Magellan Midstream Partners (NYSE: MMP), and NuStar Energy LP (NYSE: NS), amongst others — operate major export facilities and are continuing to expand their presence.

Over the reporting period, we estimate approximately $5 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $14 billion that was raised over the 12-month reporting period ended November 30, 2018. Midstream companies also raised approximately $28 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model self-fund the equity portion of their investment plans.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $55.17 per barrel, up 8% over the period, while global crude prices, as measured by Brent crude oil, traded 6% higher over the reporting period. Brent exited the period at a $7.26 per barrel premium to WTI, roughly inline with year-ago discounts after additions to Permian pipeline capacity loosened regional capacity constraints that widened this price differential during the reporting period.

Henry Hub natural gas spot prices exited the period at $2.46 per million British thermal units (“mmbtu”), down 47% over the reporting period. Despite solid summer demand from electric generation and increasing exports, rising production volumes pushed storage levels back to

5 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

the five-year average after hitting decadal lows (seasonally adjusted) exiting 2018, weighing on natural gas pricing.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $23.85 per barrel, a 5% decline over the reporting period. Pricing for NGL purity products were mixed, with butane and natural gasoline trading up over the period while pricing for ethane, propane, and isobutane declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.35 per gallon, up 83% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as medium- and longer-term rates declined more than the yields on short-dated maturities. The ten-year Treasury yield declined by 123 basis points to end the period at 1.76%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 247 basis points to 8.10%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of +17.88% (as measured by the Dow Jones Equity REIT Total Return Index) and +18.45% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s -11.00% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on Petroleum Pipelines provided the best performance over the period, as expectations for crude oil supply growth remains strong. The Other Energy subsector followed, supported by entities focused on fuel distribution who benefitted from improved wholesale fuel margins.

The Gathering and Processing subsector experienced the weakest performance over the reporting as weak natural gas liquids (“NGLs”) pricing over the period weighed on investor expectations for volume and margin capture opportunities for certain businesses within these subsectors. On average the Propane subsector also lagged due to idiosyncratic factors with a single subsector member.

FUND REVIEW

Key contributors to the Oppenheimer SteelPath MLP Income Fund were Buckeye Partners, LP (BPL) and TC Pipelines, LP (TCP).

BPL outperformed the AMZ index over the period as IFM Investors, an Australian-based asset manager, announced it would acquire BPL for $41.50 per common unit, which represented a 27.5% premium to BPL’s unit price one day prior to the merger announcement date. The transaction closed November 1, 2019. The Fund no longer holds this position.

6 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

TCP outperformed the AMZ index over the period after reporting strong quarterly results and continuing to demonstrate the cash flow stability of its assets. During the reporting period TCP announced several potential projects that would leverage the partnership’s existing asset base including expanding the capacity of its pipelines in the Northeast, Northwest, and possibly expanding one of its Bakken natural gas pipelines.

Key detractors from the Invesco Oppenheimer SteelPath MLP Income Fund were Summit Midstream Partners LP (SMLP)and Antero Midstream (AM).

SMLP underperformed the AMZ index over the period after implementing a distribution reduction during the reporting period. While the unit price levels reflect, to some extent, a decelerating growth outlook in the northeast, we believe the partnership’s recent additions of processing capacity in the Permian and DJ are expected to become growth engines for 2020. In addition, the partnership recently announced plans to move forward with its Double E Project, a sizable Permian pipeline JV that we believe is expected to provide additional growth starting in 2021.

AM underperformed the AMZ index over the period as market participants expressed heightened growth concerns toward companies with a material presence in the key natural gas shale plays in the Appalachian region. Following completion of a simplification transaction in March, we believe AM is a well-positioned C-Corp midstream entity with healthy distribution coverage, attractive growth, moderate leverage, and no external equity requirements.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019. See Note 1 of the Notes to Financial Statements for more information.

7 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

OUTLOOK

In our opinion, in late 2019 energy and midstream equities succumbed to a painful combination of de-risking, tax-loss selling, and apathy for still out-of-favor subsectors, leaving midstream MLP valuations at historic lows. While a recovery began in December, it was derailed by the COVID-19 outbreak in January and exacerbated by a crude oil market share battle between Saudi Arabia and Russia in early March.

However, we believe the fundamental backdrop for the energy sector and midstream equities is much less scary than the price collapse experienced through the early part of 2020. Clearly, it is difficult to predict when and at what pace economic activity and, therefore, demand for petroleum products will begin to normalize, as it appears to be in China. Similarly, we cannot predict the ultimate resolution of the Saudi Arabia/Russia market share battle. However, we believe crude oil pricing will need to stabilize in order to stimulate sufficient investment in production to keep crude oil supply and demand in balance over time. Further, we anticipate the ultimate impact on produced, and therefore transported, volume across most midstream assets will be slow and much less dramatic than the crude oil price declines witnessed. Further, we believe midstream assets focused on natural gas, petroleum products (gasoline, diesel, etc.), and those that provide storage optionality are likely to be little impacted and/or could benefit over time as COVID-19 containment efforts begin to lessen. Accordingly, we remain comfortable with midstream’s long-term investment prospects and we believe sector valuations are at compelling, historic lows.

Stuart Cartner, Portfolio Manager	Brian Watson, Portfolio Manager

8 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	12.21%
Sunoco LP	11.52%
NuStar Energy LP	8.30%
Genesis Energy LP	7.30%
Tallgrass Energy LP	6.85%
USA Compression Partners LP	6.76%
Antero Midstream Corp	5.26%
NGL Energy Partners LP	5.24%
EQM Midstream Partners LP	4.00%
Suburban Propane Partners LP	3.97%

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019, and are based on net assets.

SUBSECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

9 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPDX)	3/31/10	(3.89)%	(7.25)%	0.62%
CLASS C (MLPRX)	6/10/11	(4.68)	(7.94)	(1.74)
CLASS R1 (SPNNX)	5/24/19	(4.22)	(7.50)	0.36
CLASS Y (MLPZX)	3/31/10	(3.76)	(7.03)	0.85
CLASS R5[1] (SPMQX)	5/24/19	(3.89)	(7.25)	0.62
CLASS R6[2] (OSPMX)	6/28/13	(3.75)	(6.99)	(3.92)

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPDX)	3/31/10	(9.19)%	(8.30)%	0.03%
CLASS C (MLPRX)	6/10/11	(5.51)	(7.94)	(1.74)
CLASS R1 (SPNNX)	5/24/19	(4.22)	(7.50)	0.36
CLASS Y (MLPZX)	3/31/10	(3.76)	(7.03)	0.85
CLASS R5[1] (SPMQX)	5/24/19	(3.89)	(7.25)	0.62
CLASS R6[2] (OSPMX)	6/28/13	(3.75)	(6.99)	(3.92)

1.

Class R and Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2.	Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class Y, and Class R6 shares, respectively, of the Fund. Class R and Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance

10 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value June 01, 2019	Ending Account Value November 30, 2019	Expenses Paid During 6 Months Ended November 30, 2019[1,2]
CLASS A	$ 1,000.00	$ 878.60	$ 6.83
CLASS C	1,000.00	873.90	10.52
CLASS R	1,000.00	876.70	8.00
CLASS Y	1,000.00	879.20	5.61
CLASS R5	1,000.00	880.60	5.42
CLASS R6	1,000.00	880.30	5.18

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,017.70	7.33
CLASS C	1,000.00	1,013.80	11.31
CLASS R	1,000.00	1,016.50	8.59
CLASS Y	1,000.00	1,019.00	6.02
CLASS R5	1,000.00	1,019.20	5.82
CLASS R6	1,000.00	1,019.50	5.57

1.

Actual expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, based on the 6-month period ended November 30, 2019 for Classes A, C, R, Y, R5 and R6 are as follows:

Class	Expense Ratios
CLASS A	1.45%
CLASS C	2.24
CLASS R	1.70
CLASS Y	1.19
CLASS R5	1.15
CLASS R6	1.10

The expense ratios for Class A, C, R and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

13 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Schedule of Investments November 30, 2019

Description	Shares	Value
MLP Investments and Related Entities — 97.3%
Gathering/Processing—17.5%
Antero Midstream Corp[1]	29,751,400	$136,261,412
DCP Midstream LP	4,434,765	93,617,889
EnLink Midstream LLC	14,700,910	69,829,323
MPLX LP	1,500,000	35,475,000
Sanchez Midstream Partners LP1	1,758,705	492,613
Summit Midstream Partners LP1	11,150,202	34,119,618
Targa Resources Corp.	745,910	27,248,093
Western Midstream Partners LP	3,156,600	55,966,518
Total Gathering/Processing		453,010,466

Natural Gas Pipeline Transportation — 16.2%
Energy Transfer LP	26,786,215	316,345,192
EQM Midstream Partners LP	4,475,831	103,705,004
Total Natural Gas Pipeline Transportation		420,050,196

Other Energy — 31.6%
CrossAmerica Partners LP1	3,059,477	55,927,240
GasLog Partners LP2	1,190,291	17,318,734
Global Partners LP1	2,881,379	57,685,208
Golar LNG Partners LP1,2	4,669,416	44,406,146
Hoegh LNG Partners LP2	484,142	7,484,835
KNOT Offshore Partners LP1,2	1,788,152	34,439,807
Sprague Resources LP1	1,638,339	26,213,424
Suburban Propane Partners LP1	4,584,901	102,793,480
Sunoco LP1	9,584,958	298,571,442
Teekay Offshore Partners LP2	440,043	682,067
Other Energy — 31.6% (Continued)
USA Compression Partners LP1	10,650,459	$175,093,546
Total Other Energy		820,615,929

Petroleum Pipeline Transportation — 30.6%
Delek Logistics Partners LP	453,843	14,577,437
Genesis Energy LP1	9,956,274	189,268,769
Holly Energy Partners LP	1,121,964	25,087,115
NGL Energy Partners LP1	13,664,586	135,689,339
NuStar Energy LP1	7,625,269	215,185,091
PBF Logistics LP	1,770,231	36,201,224
Tallgrass Energy LP1	9,911,662	177,517,867
Total Petroleum Pipeline Transportation		793,526,842

Terminalling & Storage — 1.4%
Blueknight Energy Partners LP1	2,140,334	2,290,157
Martin Midstream Partners LP1	8,047,133	33,395,602
Total Terminalling & Storage		35,685,759

Total MLP Investments And Related Entities
(identified cost $3,045,030,441)		2,522,889,192

Preferred MLP Investments and Related Entities — 2.5%
Gathering/Processing — 0.7%
Crestwood Equity Partners LP, 9.25%[3]	1,656,101	15,203,007

Other Energy—0.5%
Teekay Offshore Partners LP, 7.25%[2,3]	592,198	12,909,916

14 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Description	Shares	Value
Petroleum Pipeline Transportation — 1.3%
Blueknight Energy Partners LP, 11%[1,3,4]	799,993	$4,143,964
GPM Petroleum LP, 10%[1,3,5,6]
(Cost $18,760,523)	1,500,000	30,000,000
Total Petroleum Pipeline Transportation		34,143,964

Total Preferred MLP Investments And Related Entities
(identified cost $43,627,867)		62,256,887

Short-Term Investments — 0.4%
Money Market — 0.4%
Fidelity Treasury Portfolio, Institutional Class, 1.515%[7]	11,141,783	$11,141,783
Total Short-Term Investments
(identified cost $11,141,783)		11,141,783

Total Investments — 100.2%
(identified cost $3,099,800,091)		2,596,287,862
Liabilities in Excess of Other Assets — (0.2%)		(4,536,137)
Net Assets — 100%		$2,591,751,725

15 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Schedule of Investments (Continued)

Footnotes to Schedule of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2019, by virtue of the Fund owning at least 5% of the voting securities of the issuer unless otherwise noted. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2018	Gross Additions	Gross Reductions	Shares November 30, 2019
MLP Investments and Related Entities
American Midstream Partners LP [i]	6,227,012	—	(6,227,012)	—
Antero Midstream Corp	—	29,751,400	—	29,751,400
Blueknight Energy Partners LP	2,140,334	—	—	2,140,334
CrossAmerica Partners LP	4,811,251	248,226	(2,000,000)	3,059,477
CSI Compressco LP [i]	4,440,244	173,898	(4,614,142)	—
Genesis Energy LP	8,765,274	1,191,000	—	9,956,274
Global Partners LP	3,631,379	250,000	(1,000,000)	2,881,379
Golar LNG Partners LP	4,569,416	100,000	—	4,669,416
KNOT Offshore Partners LP	1,788,152	—	—	1,788,152
Martin Midstream Partners LP	7,647,133	400,000	—	8,047,133
NGL Energy Partners LP	12,364,586	1,300,000	—	13,664,586
NuStar Energy LP	7,825,269	—	(200,000)	7,625,269
Sanchez Midstream Partners LP	1,758,705	—	—	1,758,705
Sprague Resources LP	1,635,016	3,323	—	1,638,339
Suburban Propane Partners LP	3,884,901	700,000	—	4,584,901
Summit Midstream Partners LP	10,750,202	400,000	—	11,150,202
Sunoco LP	9,339,784	658,267	(413,093)	9,584,958
Tallgrass Energy LP	8,809,126	1,600,000	(497,464)	9,911,662
TC Pipelines LP [i]	4,716,646	600,000	(5,316,646)	—
USA Compression Partners LP	12,023,961	1,626,498	(3,000,000)	10,650,459
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	799,993	—	—	799,993
CSI Compressco LP - Preferred [i]	579,201	34,600	(613,801)	—
GPM Petroleum LP - Preferred ii	1,500,000	—	—	1,500,000

16 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

		Dividends and Distributions
	Value November 30, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
MLP Investments and Related Entities
American Midstream Partners LP [i]	$—	$—	$—	$—	$(43,035,733)	$46,149,239
Antero Midstream Corp	136,261,412	5,784,403	—	1,826,653	—	(68,950,543)
Blueknight Energy Partners LP	2,290,157	196,307	231,760	—	—	(1,173,507)
CrossAmerica Partners LP	55,927,240	9,443,652	—	—	891,589	19,063,293
CSI Compressco LP [i]	—	41,364	4,777	—	(24,423,155)	19,924,166
Genesis Energy LP	189,268,769	20,567,853	741,400	—	—	(9,004,778)
Global Partners LP	57,685,208	6,897,661	360,782	—	12,371,363	4,495,298
Golar LNG Partners LP	44,406,146	7,509,092	—	—	—	(2,251,793)
KNOT Offshore Partners LP	34,439,807	2,143,422	—	1,575,934	—	960,475
Martin Midstream Partners LP	33,395,602	9,622,841	186,075	—	—	(41,125,063)
NGL Energy Partners LP	135,689,339	20,770,754	—	—	—	25,275,619
NuStar Energy LP	215,185,091	18,347,731	312,915	—	1,222,278	48,862,688
Sanchez Midstream Partners LP	492,613	—	527,612	—	—	(4,695,567)
Sprague Resources LP	26,213,424	4,374,365	—	—	—	1,404,732
Suburban Propane Partners LP	102,793,480	10,403,762	—	—	—	6,386,718
Summit Midstream Partners LP	34,119,618	15,643,328	155,087	—	—	(86,459,837)
Sunoco LP	298,571,442	32,583,182	—	—	7,842,688	57,442,803
Tallgrass Energy LP	177,517,867	16,573,966	—	4,143,491	(206,650)	(18,974,253)
TC Pipelines LP [i]	—	12,140,831	—	—	84,775,688	(23,520,090)
USA Compression Partners LP	175,093,546	23,538,297	2,319,125	—	17,055,984	29,402,558

17 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Schedule of Investments (Continued)

		Dividends and Distributions
	Value November 30, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	$4,143,964	$571,995	$—	$—	$—	$(211,998)
CSI Compressco LP - Preferred [i]	—	395,476	—	—	2,281,867	(2,887,473)
GPM Petroleum LP - Preferred ii	30,000,000	2,959,252	—	—	—	3,004,252
	1,753,494,725	220,509,534	4,839,533	7,546,078	58,775,919	3,116,939

i.	Is not an affiliate as of November 30, 2019. Was an affiliate during the period ended November 30, 2019.

ii.	An affiliate due to the Adviser sitting on the board.

2.	Foreign security denominated in U.S. dollars.

3.	Perpetual security. Maturity date is not applicable.

4.

Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

5.	Restricted security. The aggregate value of restricted securities at period end was $30,000,000, which represents 1.2% of the Fund’s net assets.

6.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

7.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

18 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Assets and Liabilities November 30, 2019

Assets:
Investments at value – see accompanying Schedule of Investments:
Unaffiliated companies (cost $1,069,740,816)	$842,793,137
Affiliated companies (cost $2,030,059,275)	1,753,494,725
2,596,287,862
Receivables and other assets:
Receivable for beneficial interest sold	2,254,064
Prepaid taxes	221,582
Prepaid expenses	381,740
Dividends receivable	504,954
Total assets	2,599,650,202

Liabilities:
Payables and other liabilities:
Payable for beneficial interest redeemed	3,105,788
Payable to Adviser	2,270,871
Payable for distribution and service plan fees	897,155
Transfer agent fees payable	611,684
Borrowing expense payable	29,308
Trustees’ fees payable	5,270
Other liabilities	978,401
Total liabilities	7,898,477

Net Assets	$2,591,751,725

Composition of Net Assets
Shares of beneficial interest	$3,644,970,642
Total accumulated loss	(1,053,218,917)
Net Assets	$2,591,751,725

19 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Assets and Liabilities (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $1,162,367,861 and 269,213,980)	$4.32
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$4.57
Class C Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $690,751,066 and 176,048,809)	$3.92
Class R Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $165,609 and 38,446)	$4.31
Class Y Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $714,214,164 and 159,134,828)	$4.49
Class R5 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $7,662 and 1,773)	$4.32
Class R6 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $24,245,363 and 5,360,890)	$4.52

See accompanying Notes to Financial Statements.

20 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Operations
For the Year Ended November 30, 2019

Investment Income
Distributions and dividends ($7,546,078 income from affiliates)	$321,975,271
Less return of capital on distributions and dividends ($220,509,534 from affiliates)	(305,216,043)
Less return of capital on distributions and dividends in excess of cost basis ($4,839,533 from affiliates)	(8,454,150)
Total investment income	8,305,078

Expenses
Advisory fees	29,869,317
Distribution and service plan fees
Class A	3,438,436
Class C	8,701,673
Class R	178
Transfer agent fees
Class A	2,037,604
Class C	1,299,097
Class R	38
Class Y	1,296,966
Class R5	2
Class R6	4,619
Borrowing fees	863,801
Administrative fees	852,809
Tax expense	249,275
Custody fees	215,885
Legal, auditing, and other professional fees	94,084
Registration fees	158,650
Trustees’ fees	85,974
Other	234,530
Total expenses, before waivers and deferred taxes	49,402,938
Less waivers and reimbursements of expenses	(1,549,793)
Net expenses, before deferred taxes	47,853,145
Net investment loss, before deferred taxes	(39,548,067)
Deferred tax (expense)/benefit	—
Net investment loss, net of deferred taxes	(39,548,067)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net return of capital in excess of cost basis of $3,614,617) (includes net gains from securities sold to affiliates of $6,767,236)	(28,941,396)
Affiliated companies (net return of capital in excess of cost basis of $4,839,533)	58,775,919
Deferred tax (expense)/benefit	—
Net realized gains, net of deferred taxes	29,834,523
Net change in unrealized appreciation/(depreciation) on:
Investment transaction in:
Unaffiliated companies	(111,743,783)
Affiliated companies	3,116,939
Deferred tax (expense)/benefit	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(108,626,844)
Net (Decrease) in Net Assets Resulting from Operations	$(118,340,388)

See accompanying Notes to Financial Statements.

21 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations
Net investment income/(loss), net of deferred taxes	$(39,548,067)	$(49,077,110)
Net realized gains/(losses) on investments, net of deferred taxes	29,834,523	98,356,698
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(108,626,844)	(121,410,101)
Change in net assets resulting from operations	(118,340,388)	(72,130,513)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(174,975,492)	(160,500,997)
Class C shares	(119,553,991)	(117,326,984)
Class R shares	(6,505)	—
Class Y shares	(106,411,983)	(102,276,139)
Class R5 shares	(706)	—
Class R6 shares	(3,595,204)	(2,782,423)
Distributions to shareholders from return of capital:	(404,543,881)	(382,886,543)

Distributions to shareholders from distributable earnings:
Class A shares	—	(9,870)
Class C shares	—	(7,215)
Class Y shares	—	(6,290)
Class R6 shares	—	(171)
Distributions to shareholders from distributable earnings:	—	(23,546)
Change in net assets resulting from distributions to shareholders	(404,543,881)	(382,910,089)

Beneficial Interest Transactions
Net increase/(decrease) in net assets resulting from beneficial interest transactions
Class A shares	146,868,341	56,385,689
Class C shares	16,907,048	(9,084,854)
Class R shares	197,539	—
Class Y shares	29,537,971	72,968,628
Class R5 shares	10,000	—
Class R6 shares	8,008,434	3,060,289
Change in net assets resulting from beneficial interest transactions	201,529,333	123,329,752
Change in net assets	(321,354,936)	(331,710,850)

Net Assets
Beginning of period	2,913,106,661	3,244,817,511
End of period	$2,591,751,725	$2,913,106,661

See accompanying Notes to Financial Statements.

22 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Financial Highlights

Class A	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.14	$5.92	$7.10	$7.16	$11.01
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.06)	(0.08)	(0.08)	(0.08)	(0.08)
Return of capital[1]	0.40	0.44	0.39	0.41	0.48
Net realized and unrealized gains/(losses)	(0.48)	(0.46)	(0.78)	0.39	(3.47)
Total from investment operations	(0.14)	(0.10)	(0.47)	0.72	(3.07)
Distributions to shareholders:
Return of capital	(0.68)	(0.68)	(0.62)	(0.78)	(0.78)
Income	—	— [2]	(0.09)	—	—
Total distributions to shareholders	(0.68)	(0.68)	(0.71)	(0.78)	(0.78)
Net asset value, end of period	$4.32	$5.14	$5.92	$7.10	$7.16

Total Return, at Net Asset Value[3]	(3.89%)	(2.23%)	(7.58%)	11.74%	(29.28%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,162,368	$1,246,886	$1,378,553	$1,597,534	$1,247,161
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.50%	1.55%	1.53%	1.59%	1.51%
Expense (waivers)	(0.05%)	(0.10%)[4]	(0.11%)[4]	(0.12%)	(0.11%)
Net of (waivers) and before deferred tax expense/(benefit)[5]	1.45%	1.45%	1.42%	1.47%	1.40%
Deferred tax expense/(benefit)[6]	—%	—%	—%	—%	(6.93%)
Total expenses/(benefit)	1.45%	1.45%	1.42%	1.47%	(5.53%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.22%)	(1.46%)	(1.29%)	(1.28%)	(1.29%)
Expense (waivers)	(0.05%)	(0.10%)[4]	(0.11%)[4]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.17%)	(1.36%)	(1.18%)	(1.16%)	(1.18%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.33%
Net investment income/(loss)	(1.17%)	(1.36%)	(1.18%)	(1.16%)	(0.85%)

Portfolio turnover rate	35%	30%	17%	22%	18%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.	Rounds to less than ($.005) per share.
3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
5.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.41%, 1.41%, 1.41%, 1.45%, and 1.37% for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

23 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Financial Highlights (Continued)

Class C	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.76	$5.57	$6.77	$6.91	$10.73
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.09)	(0.12)	(0.13)	(0.12)	(0.15)
Return of capital[1]	0.37	0.44	0.39	0.41	0.48
Net realized and unrealized gains/(losses)	(0.44)	(0.45)	(0.75)	0.35	(3.37)
Total from investment operations	(0.16)	(0.13)	(0.49)	0.64	(3.04)
Distributions to shareholders:
Return of capital	(0.68)	(0.68)	(0.62)	(0.78)	(0.78)
Income	—	— [2]	(0.09)	—	—
Total distributions to shareholders	(0.68)	(0.68)	(0.71)	(0.78)	(0.78)
Net asset value, end of period	$3.92	$4.76	$5.57	$6.77	$6.91

Total Return, at Net Asset Value[3]	(4.68%)	(2.95%)	(8.27%)	10.97%	(29.78%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$690,751	$823,980	$973,023	$1,139,524	$1,008,201
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	2.29%	2.33%	2.31%	2.40%	2.27%
Expense (waivers)	(0.05%)	(0.10%)[4]	(0.11%)[4]	(0.12%)	(0.11%)
Net of (waivers) and before deferred tax expense/(benefit)[5]	2.24%	2.23%	2.20%	2.28%	2.16%
Deferred tax expense/(benefit)[6]	—%	—%	—%	—%	(6.93%)
Total expenses/(benefit)	2.24%	2.23%	2.20%	2.28%	(4.77%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.01%)	(2.24%)	(2.07%)	(2.09%)	(2.05%)
Expense (waivers)	(0.05%)	(0.10%)[4]	(0.11%)[4]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.96%)	(2.14%)	(1.96%)	(1.97%)	(1.94%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.33%
Net investment income/(loss)	(1.96%)	(2.14%)	(1.96%)	(1.97%)	(1.61%)

Portfolio turnover rate	35%	30%	17%	22%	18%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.	Rounds to less than ($.005) per share
3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
5.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.20%, 2.19%, 2.19%, 2.26%, and 2.13% for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

24 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Class R	Year Ended November 30, 2019[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.46
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.03)
Return of capital[2]	0.19
Net realized and unrealized gains/(losses)	(0.91)
Total from investment operations	(0.75)
Distributions to shareholders:
Return of capital	(0.40)
Income	—
Total distributions to shareholders	(0.40)
Net asset value, end of period	$4.31

Total Return, at Net Asset Value[3]	(14.41%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$166
Ratio of Expenses to Average Net Assets:[4]
Before (waivers) and deferred tax expense/(benefit)[5]	1.71%
Expense (waivers)	(0.05%)
Net of (waivers) and before deferred tax expense/(benefit)[5]	1.66%
Deferred tax expense/(benefit)[6]	—%
Total expenses/(benefit)	1.66%

Ratio of Investment Income/(Loss) to Average Net Assets:[4]
Before (waivers) and deferred tax benefit/(expense)	(1.43%)
Expense (waivers)	(0.05%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.38%)
Deferred tax benefit/(expense)[7]	—%
Net investment income/(loss)	(1.38%)

Portfolio turnover rate	35%

1.	Shares commenced operations at the close of business May 24, 2019.
2.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Annualized for period less than a full year.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.62%.
6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

25 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Financial Highlights (Continued)

Class Y	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.31	$6.08	$7.25	$7.27	$11.15
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.05)	(0.07)	(0.06)	(0.06)	(0.06)
Return of capital[1]	0.41	0.44	0.39	0.41	0.48
Net realized and unrealized gains/(losses)	(0.50)	(0.46)	(0.79)	0.41	(3.52)
Total from investment operations	(0.14)	(0.09)	(0.46)	0.76	(3.10)
Distributions to shareholders:
Return of capital	(0.68)	(0.68)	(0.62)	(0.78)	(0.78)
Income	—	— [2]	(0.09)	—	—
Total distributions to shareholders	(0.68)	(0.68)	(0.71)	(0.78)	(0.78)
Net asset value, end of period	$4.49	$5.31	$6.08	$7.25	$7.27

Total Return, at Net Asset Value[3]	(3.76%)	(1.99%)	(7.28%)	12.12%	(29.18%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$714,214	$820,187	$870,833	$816,733	$624,768
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.24%	1.29%	1.27%	1.32%	1.26%
Expense (waivers)	(0.05%)	(0.10%)[4]	(0.11%)[4]	(0.12%)	(0.11%)
Net of (waivers) and before deferred tax expense/(benefit)[5]	1.19%	1.19%	1.16%	1.20%	1.15%
Deferred tax expense/(benefit)[6]	—%	—%	—%	—%	(6.93%)
Total expenses/(benefit)	1.19%	1.19%	1.16%	1.20%	(5.78%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.96%)	(1.20%)	(1.03%)	(1.01%)	(1.04%)
Expense (waivers)	(0.05%)	(0.10%)[4]	(0.11%)[4]	(0.12%)	(0.11%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.91%)	(1.10%)	(0.92%)	(0.89%)	(0.93%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.33%
Net investment income/(loss)	(0.91%)	(1.10%)	(0.92%)	(0.89%)	(0.60%)

Portfolio turnover rate	35%	30%	17%	22%	18%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.	Rounds to less than ($.005) per share.
3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
5.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.15%, 1.15%, 1.15%, 1.18%, and 1.12%, for the years ended November 30, 2019, November 30, 2018, November 30, 2017, and November 30, 2016, and November 30, 2015, , respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

26 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Class R5	Year Ended November 30, 2019[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.46
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.02)
Return of capital[2]	0.20
Net realized and unrealized gains/(losses)	(0.92)
Total from investment operations	(0.74)
Distributions to shareholders:
Return of capital	(0.40)
Income	—
Total distributions to shareholders	(0.40)
Net asset value, end of period	$4.32

Total Return, at Net Asset Value[3]	(14.23%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$8
Ratio of Expenses to Average Net Assets:[4]
Before deferred tax expense/(benefit)[5]	1.12%
Deferred tax expense/(benefit)[6]	—%
Total expenses/(benefit)	1.12%

Ratio of Investment Income/(Loss) to Average Net Assets:[4]
Before deferred tax benefit/(expense)	(0.84%)
Deferred tax benefit/(expense)[7]	—%
Net investment income/(loss)	(0.84%)

Portfolio turnover rate	35%

1.	Shares commenced operations after the close of business on May 24 2019.
2.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Annualized for period less than a full year.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.08%.
6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

27 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Financial Highlights (Continued)

Class R6	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.34	$6.10	$7.27	$7.29	$11.17
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.04)	(0.06)	(0.06)	(0.06)	(0.05)
Return of capital[1]	0.42	0.44	0.39	0.41	0.48
Net realized and unrealized gains/(losses)	(0.52)	(0.46)	(0.79)	0.41	(3.53)
Total from investment operations	(0.14)	(0.08)	(0.46)	0.76	(3.10)
Distributions to shareholders:
Return of capital	(0.68)	(0.68)	(0.62)	(0.78)	(0.78)
Income	—	— [2]	(0.09)	—	—
Total distributions to shareholders	(0.68)	(0.68)	(0.71)	(0.78)	(0.78)
Net asset value, end of period	$4.52	$5.34	$6.10	$7.27	$7.29

Total Return, at Net Asset Value[3]	(3.75%)	(1.82%)	(7.26%)	12.08%	(29.13%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$24,245	$22,054	$22,409	$19,110	$216
Ratio of Expenses to Average Net Assets:
Before deferred tax expense/(benefit)[4]	1.10%	1.11%	1.08%	1.06%	1.07%
Deferred tax expense/(benefit)[5]	—%	—%	—%	—%	(6.93%)
Total expenses/(benefit)	1.10%	1.11%	1.08%	1.06%	(5.86%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before deferred tax benefit/(expense)	(0.82%)	(1.03%)	(0.84%)	(0.75%)	(0.85%)
Deferred tax benefit/(expense)[5]	—%	—%	—%	—%	0.33%
Net investment income/(loss)	(0.82%)	(1.03%)	(0.84%)	(0.75%)	(0.52%)

Portfolio turnover rate	35%	30%	17%	22%	18%

1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.	Rounds to less than ($.005) per share.
3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.06%, 1.07%, 1.07%, 1.04%, and 1.05%, for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

28 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements November 30, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Income Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds)(the “Trust”). The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Income Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on

29 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be

30 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

31 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually

32 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated

33 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the Fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

The Fund’s income tax provision consists of the following as of November 30, 2019:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$25,241,641
State	2,403,966
Valuation allowance	(27,645,607)
Total deferred tax (expense) benefit	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$24,851,480	21.00%
State income taxes net of federal benefit	2,366,808	2.00%
Effect of permanent differences	243,887	0.21%
Return to provision adjustments	183,430	0.16%
Change in valuation allowance	(27,645,605)	(23.37%)
Total income tax (expense) benefit	$—	0.00%

34 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

For the year ended November 30, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 23% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2019, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely

35 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2019 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$167,241,892
Net operating loss carryforward (tax basis) - State	16,924,009
Excess business interest expense carryforward	5,467,687
Capital loss carryforward (tax basis)	61,666,116
Book to tax differences - Income recognized from MLPs	1,146,076
Valuation Allowance	(232,364,651)
Total deferred tax asset	20,081,129

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(20,081,129)
Total deferred tax liability	(20,081,129)

Total net deferred tax asset/(liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

36 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2019 the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2032	$2,603,513
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	258,649,215
11/30/2036	144,223,600
11/30/2037	63,826,450
Total expiring net operating loss carryforwards	$676,126,412

Total non-expiring net operating loss carryforwards	$120,263,557

Total net operating loss carryforwards	$796,389,969

During the year ended November 30, 2019, the Fund estimates that it will utilize $9,799,464 of net operating loss carryforward.

At November 30, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$268,113,546
Total	$268,113,546

During the year ended November 30, 2019, the Fund estimates that it will utilize $46,535,234 of capital loss carryforward.

37 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

At November 30, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,505,331,783
Gross Unrealized Appreciation	$594,310,898
Gross Unrealized Depreciation	(503,354,819)
Net Unrealized Appreciation (Depreciation) on Investments	$90,956,079

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

38 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	0.95%
Next $2 billion	0.93%
Over $5 billion	0.90%

For the year ended November 30, 2019, the effective advisory fees incurred by the Fund was 0.95%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $14,447,356 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, , and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.35%, 2.10%, 1.60%, 1.10%, 1.08% and 1.03%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. See Note 10.

39 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 10.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended November 30, 2019, advisory fees of $1,549,793 were waived.

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 1.35%, 2.10%, and 1.10%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the year ended November 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the year ended November 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class

40 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended November 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2019, IDI advised the Fund that IDI retained $304,522 in front-end sales commissions from the sale of Class A shares and $570 and $41,840 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $481,987 in front-end sales commissions from the sale of Class A shares and $21,938 and $35,804 from Class A and Class C shares, respectively , for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

41 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1 —	Level 2 —	Level 3 —	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$2,522,889,192	$—	$—	$2,522,889,192
Preferred MLP Investments and Related Entities*	32,256,887	—	30,000,000	62,256,887
Short-Term Investments	11,141,783	—	—	11,141,783
Total Assets	$2,566,287,862	$—	$30,000,000	$2,596,287,862

*	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2018	$37,756,840
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	116,779
Total realized gain/(loss)	2,281,867
Purchases	—
Payment in kind from distributions	395,476
Sales	(6,594,167)
Conversion to common shares, at cost	(602,067)
Return of capital distributions	(3,354,728)
Transfers out of Level 3 during the period	—
Ending balance November 30, 2019	$30,000,000

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2019 is ($952,543).

42 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of November 30, 2019:

Assets Table Investments, at Value:	Value as of November 30, 2019	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$30,000,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	10%	(a)
			Average Estimated Yield	10.6%-11.5%	11.0%
Total	$30,000,000

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period December 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $57,294,011 and securities sales of $71,062,203, which resulted in net realized gains (losses) of ($23,395,606). For the period May 25, 2019 to November 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $27,149,500 and securities sales of $108,885,082, which resulted in net realized gains (losses) of $30,162,842.

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds

43 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any, at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2019 was $1,087,664,772 and $1,036,998,775 respectively.

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	59,071,919	$317,298,717	59,232,430	$362,725,262
Dividends and/or distributions
reinvested	29,975,510	158,793,897	24,655,240	147,527,307
Redeemed	(62,265,107)	(329,224,273)	(74,247,048)	(453,866,880)
Net increase/(decrease)	26,782,322	$146,868,341	9,640,622	$56,385,689

44 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class C
Sold	32,135,277	$158,691,589	28,105,837	$162,402,035
Dividends and/or distributions
reinvested	23,900,051	116,246,088	20,497,495	114,426,962
Redeemed	(52,944,397)	(258,030,629)	(50,293,830)	(285,913,851)
Net increase/(decrease)	3,090,931	$16,907,048	(1,690,498)	$(9,084,854)

Class R
Sold	37,266	$191,739
Dividends and/or distributions
reinvested	1,180	5,800
Redeemed	—	—
Net increase/(decrease)	38,446	$197,539

Class Y
Sold	70,637,032	$391,713,673	61,147,823	$387,053,317
Dividends and/or distributions
reinvested	19,254,732	105,828,830	16,458,243	101,361,366
Redeemed	(85,235,792)	(468,004,532)	(66,412,936)	(415,446,055)
Net increase/(decrease)	4,655,972	$29,537,971	11,193,130	$72,968,628

Class R5
Sold	1,773	$10,000
Dividends and/or distributions
reinvested	—	—
Redeemed	—	—
Net increase/(decrease)	1,773	$10,000

Class R6
Sold	3,088,499	$17,924,592	1,639,549	$10,319,125
Dividends and/or distributions
reinvested	627,552	3,468,481	387,635	2,397,204
Redeemed	(2,484,539)	(13,384,639)	(1,568,526)	(9,656,040)
Net increase/(decrease)	1,231,512	$8,008,434	458,658	$3,060,289

1.	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

2.

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares.

45 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements (Continued)

The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP Alpha Fund, and Invesco Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2020, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2019, the Fund paid $863,801 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2019.

Note 10 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes,

46 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $11,833,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

Note 11 – Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through March 29, 2020. The decline in commodity prices after the Fund’s fiscal year end resulted in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

47 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer SteelPath MLP Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer SteelPath MLP Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations and the statement of changes in net assets for the year ended November 30, 2019, including the related notes, and the financial highlights for each of the periods ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and changes in its net assets for the year ended November 30, 2019 and the financial highlights for each of the periods ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer SteelPath MLP Income Fund (formerly known as Oppenheimer SteelPath MLP Income Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the years ended on or prior to November 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

48 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
March 29, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

49 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

50 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

51 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Trustees and Officers Unaudited

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

52 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	Member, Board of Directors of Baylor College of Medicine

53 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

54 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee, Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

55 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

56 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)
OTHER OFFICERS
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

57 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

58 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

59 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

			N/A	N/A

60 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

61 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

62 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

63 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Invesco Privacy Policy

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

64 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

65 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Invesco Privacy Policy (Continued)

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

66 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
Atlanta, GA 30309

By phone:
(404) 439-3236

By fax:
(404) 962-8288

By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate. You may also contact us to:

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

67 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

O-SPMI-AR-1 012720

Invesco®

Annual Report 11/30/2019

Invesco Oppenheimer **SteelPath MLP Alpha Plus Fund***

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Alpha Plus Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Fund Performance Discussion	4
Top Holdings and Allocations	9
Share Class Performance	10
Fund Expenses	12
Schedule of Investments	14
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	46
Independent Registered Public Accounting Firm	48
Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments	49
Trustees and Officers	50
Invesco Privacy Policy	63

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	(14.01)%	(18.70)%	16.11%	(11.00)%
5-Year	(13.50)%	(14.46)%	10.98%	(9.56)%
Since Inception (2/6/12)	(3.84)%	(4.53)%	13.83%	(1.77)%

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund Class A shares (without sales charge) produced a total return of -14.01% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of -11.00%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 16.11%.

Energy market volatility was heightened over the reporting period, catalyzed by escalated trade tensions and by an attack on Saudi Arabian crude processing facilities in September. While crude prices rose 8% over the reporting period, there was an approximate 57% price differential between the high and low pricing over the period. Energy equities were likewise volatile with oil and gas producers1 and oil field service providers2 falling 22.6% and 27.9%, respectively, over the period. Midstream’s more resilient performance continued, having outperformed the broader energy market as amid the ongoing volatility of equity prices, we believe underlying midstream fundamentals continue to be healthy. Midstream throughput, as

[1]	Standard and Poor’s Supercomposite Oil & Gas Exploration & Production Index
[2]	Standard and Poor’s Supercomposite Energy Equipment & Services Index

4 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

measured by the production of oil, natural gas, and natural gas liquids (NGLs), continued to increase. Midstream capital needs and balance sheets also continued to improve.

Driving this healthy fundamental backdrop is the steady pace of US production growth and global demand. Despite commodity prices that remain well below cyclical highs, improved drilling and completion techniques and cost control measures are allowing producers to achieve well economics today that rival results prior to the 2014 crude oil price collapse. Though producers have recently begun to focus on delivering free cash flows to investors rather than quick production growth, absolute volume growth is still likely to be healthy. As production growth of crude oil, natural gas, and natural gas liquids in the US have exceeded domestic demand growth, export volumes have increased materially and energy infrastructure, or midstream, assets are required to meet the logistical challenge of bringing these volumes to export locations and loading these volumes on internationally-bound vessels. Notably, a number of midstream operators — such as Enterprise Products Partners (NYSE: EPD), Energy Transfer (NYSE: ET), Targa Resources (NYSE: TRGP), Magellan Midstream Partners (NYSE: MMP), and NuStar Energy LP (NYSE: NS), amongst others — operate major export facilities and are continuing to expand their presence.

Over the reporting period, we estimate approximately $5 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $14 billion that was raised over the 12-month reporting period ended November 30, 2018. Midstream companies also raised approximately $28 billion of debt capital during the period. Most MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model self-fund the equity portion of their investment plans.

MACRO REVIEW

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $55.17 per barrel, up 8% over the period, while global crude prices, as measured by Brent crude oil, traded 6% higher over the reporting period. Brent exited the period at a $7.26 per barrel premium to WTI, roughly inline with year-ago discounts after additions to Permian pipeline capacity loosened regional capacity constraints that widened this price differential during the reporting period.

Henry Hub natural gas spot prices exited the period at $2.46 per million British thermal units (“mmbtu”), down 47% over the reporting period. Despite solid summer demand from electric generation and increasing exports, rising production volumes pushed storage levels back to

5 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

the five-year average after hitting decadal lows (seasonally adjusted) exiting 2018, weighing on natural gas pricing.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $23.85 per barrel, a 5% decline over the reporting period. Pricing for NGL purity products were mixed, with butane and natural gasoline trading up over the period while pricing for ethane, propane, and isobutane declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.35 per gallon, up 83% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as medium- and longer-term rates declined more than the yields on short-dated maturities. The ten-year Treasury yield declined by 123 basis points to end the period at 1.76%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 247 basis points to 8.10%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of +17.88% (as measured by the Dow Jones Equity REIT Total Return Index) and +18.45% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s -11.00% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants focused on Petroleum Pipelines provided the best performance over the period, as expectations for crude oil supply growth remains strong. The Other Energy subsector followed, supported by entities focused on fuel distribution who benefitted from improved wholesale fuel margins.

The Gathering and Processing subsector experienced the weakest performance over the reporting as weak natural gas liquids (“NGLs”) pricing over the period weighed on investor expectations for volume and margin capture opportunities for certain businesses within these subsectors. On average the Propane subsector also lagged due to idiosyncratic factors with a single subsector member.

FUND REVIEW

Key contributors to Invesco Oppenheimer SteelPath MLP Alpha Plus Fund were Buckeye Partners, LP (BPL) and TC Pipelines, LP (TCP).

BPL outperformed the AMZ index over the period as IFM Investors, an Australian-based asset manager, announced it would acquire BPL for $41.50 per common unit, which represented a 27.5% premium to BPL’s unit price one day prior to the merger announcement date. The transaction closed November 1, 2019. The Fund no longer holds this position.

6 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TCP outperformed the AMZ index over the period after reporting strong quarterly results and continuing to demonstrate the cash flow stability of its assets. During the reporting period TCP announced several potential projects that would leverage the partnership’s existing asset base including expanding the capacity of its pipelines in the Northeast, Northwest, and possibly expanding one of its Bakken natural gas pipelines.

Key detractors from the Invesco Oppenheimer SteelPath MLP Alpha Plus Fund were Antero Midstream (AM) and EQM Midstream Partners, LP (EQM).

AM underperformed the AMZ index over the period as market participants expressed heightened growth concerns toward companies with a material presence in the key natural gas shale plays in the Appalachian region. Following completion of a simplification transaction in March, we believe AM is a well-positioned C-Corp midstream entity with healthy distribution coverage, attractive growth, moderate leverage, and no external equity requirements.

EQM underperformed the AMZ index over the period as market participants expressed heightened growth concerns toward companies with a material presence in the key natural gas shale plays in the Appalachian region, and as regulatory uncertainty surrounding its Mountain Valley Pipeline continued. Additionally, market participants await production guidance from the partnership’s largest customer, EQT Corp. (EQT) after management changes during the period.

Separately, the Fund also obtains leverage through borrowing, which had a negative impact on performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019. See Note 1 of the Notes to Financial Statements for more information.

7 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OUTLOOK

In our opinion, in late 2019 energy and midstream equities succumbed to a painful combination of de-risking, tax-loss selling, and apathy for still out-of-favor subsectors, leaving midstream MLP valuations at historic lows. While a recovery began in December, it was derailed by the COVID-19 outbreak in January and exacerbated by a crude oil market share battle between Saudi Arabia and Russia in early March.

However, we believe the fundamental backdrop for the energy sector and midstream equities is much less scary than the price collapse experienced through the early part of 2020. Clearly, it is difficult to predict when and at what pace economic activity and, therefore, demand for petroleum products will begin to normalize, as it appears to be in China. Similarly, we cannot predict the ultimate resolution of the Saudi Arabia/Russia market share battle. However, we believe crude oil pricing will need to stabilize in order to stimulate sufficient investment in production to keep crude oil supply and demand in balance over time. Further, we anticipate the ultimate impact on produced, and therefore transported, volume across most midstream assets will be slow and much less dramatic than the crude oil price declines witnessed. Further, we believe midstream assets focused on natural gas, petroleum products (gasoline, diesel, etc.), and those that provide storage optionality are likely to be little impacted and/or could benefit over time as COVID-19 containment efforts begin to lessen. Accordingly, we remain comfortable with midstream’s long-term investment prospects and we believe sector valuations are at compelling, historic lows.

Stuart Cartner, Portfolio Manager	Brian Watson, Portfolio Manager

8 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	21.80%
Enterprise Products Partners LP	21.36%
Williams Cos., Inc.	14.13%
MPLX LP	13.61%
Magellan Midstream Partners LP	13.53%
Targa Resources Corp.	13.35%
TC PipeLines LP	10.22%
Tallgrass Energy LP	8.58%
Plains All American Pipeline LP	7.04%
Western Midstream Partners LP	5.40%

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019, and are based on net assets.

SUBSECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of November 30, 2019 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

9 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPLX)	2/6/12	(14.01)%	(13.50)%	(3.84)%
CLASS C (MLPMX)	5/22/12	(14.77)	(14.15)	(4.21)
CLASS R1 (SPMJX)	5/24/19	(14.34)	(13.74)	(4.10)
CLASS Y (MLPNX)	12/30/11	(13.84)	(13.29)	(3.37)
CLASS R5[1] (SPMPX)	5/24/19	(13.79)	(13.45)	(3.81)
CLASS R6[2] (OSPPX)	6/28/13	(13.73)	(13.15)	(7.73)

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/19

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPLX)	2/6/12	(18.70)%	(14.46)%	(4.53)%
CLASS C (MLPMX)	5/22/12	(15.51)	(14.15)	(4.21)
CLASS R1 (SPMJX)	5/24/19	(14.34)	(13.74)	(4.10)
CLASS Y (MLPNX)	12/30/11	(13.84)	(13.29)	(3.37)
CLASS R5[1] (SPMPX)	5/24/19	(13.79)	(13.45)	(3.81)
CLASS R6[2] (OSPPX)	6/28/13	(13.73)	(13.15)	(7.73)

1.

Class R and Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2.	Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class Y, and Class R6 shares, respectively, of the Fund. Class R and Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance

10 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The returns for the S&P 500 Index and Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During 6 Months Ended November 30, 2019[1,2]
CLASS A	$ 1,000.00	$ 804.30	$ 13.25
CLASS C	1,000.00	798.50	16.77
CLASS R	1,000.00	800.60	14.81
CLASS Y	1,000.00	804.30	12.12
CLASS R5	1,000.00	804.80	12.03
CLASS R6	1,000.00	804.20	13.75

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,010.30	14.77
CLASS C	1,000.00	1,006.40	18.71
CLASS R	1,000.00	1,008.60	16.52
CLASS Y	1,000.00	1,011.60	13.51
CLASS R5	1,000.00	1,011.60	13.41
CLASS R6	1,000.00	1,009.80	15.32

1.

Actual expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, based on the 6-month period ended November 30, 2019 for Classes A, C, R, Y, R5 and R6 are as follows:

Class	Expense Ratios
CLASS A	2.93%
CLASS C	3.72
CLASS R	3.28
CLASS Y	2.67
CLASS R5	2.66
CLASS R6	3.03

The expense ratios reflect voluntary waivers of expenses by the Fund. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers, if applicable.

13 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Schedule of Investments November 30, 2019

Description	Shares	Value
MLP Investments and Related Entities — 154.6%
Diversified — 35.5%
Enterprise Products Partners LP1	880,401	23,172,154
Williams Cos., Inc.[1]	674,730	15,329,866
Total Diversified		38,502,020

Gathering/Processing — 37.1%
Antero Midstream Corp [1]	1,116,312	5,112,709
MPLX LP1	623,971	14,756,914
Targa Resources Corp.[1]	396,520	14,484,876
Western Midstream Partners LP1	330,465	5,859,146
Total Gathering/Processing		40,213,645

Natural Gas Pipeline Transportation — 37.0%
Energy Transfer LP1	2,002,549	23,650,107
EQM Midstream Partners LP1	236,002	5,468,166
TC PipeLines LP1	284,414	11,089,302
Total Natural Gas Pipeline Transportation		40,207,575

Other Energy — 8.1%
Sunoco LP1	28,485	887,308
USA Compression Partners LP1	154,806	2,545,011
Westlake Chemical Partners LP1	243,274	5,398,250
Total Other Energy		8,830,569
Petroleum Pipeline Transportation — 36.9%
Magellan Midstream Partners LP1	251,070	14,680,063
Plains All American Pipeline LP1	438,556	7,630,874
Plains GP Holdings LP, Class A1	188,693	3,296,467
Shell Midstream Partners LP1	257,722	5,066,814
Tallgrass Energy LP1	519,413	9,302,687
Total Petroleum Pipeline Transportation		39,976,905

Total MLP Investments And Related Entities
(identified cost $212,675,667)		167,730,714

Total Investments — 154.6%
(identified cost $212,675,667)		167,730,714
Liabilities in Excess of Other Assets — (54.6%)		(59,266,083)
Net Assets — 100%		108,464,631

Footnotes to Schedule of Investments

GP — General Partnership

LP — Limited Partnership

1.

As of November 30, 2019, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $104,018,304 as of November 30, 2019. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 9 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

14 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Statement of Assets and Liabilities November 30, 2019

Assets:
Investments at value (cost $212,675,667) – see accompanying Statement of Investments:	$167,730,714
Cash held as collateral	175,140
Receivables and other assets:
Receivable for beneficial interest sold	486,986
AMT credit carryforward	216,919
Prepaid taxes	10,224
Prepaid expenses	251,226
Dividends receivable	2,287
Receivable for investments sold	4,624,582
Total assets	173,498,078

Liabilities:
Due to custodian	15,297,842
Payables and other liabilities:
Payable on borrowing	48,000,000
Payable for beneficial interest redeemed	1,247,384
Payable to Adviser	115,814
Interest expense payable	60,517
Payable for distribution and service plan fees	40,344
Transfer agent fees payable	51,032
Borrowing expense payable	1,104
Trustees’ fees payable	2,016
Other liabilities	217,394
Total liabilities	65,033,447

Net Assets	$108,464,631

Composition of Net Assets
Shares of beneficial interest	$262,367,244
Total accumulated loss	(153,902,613)
Net Assets	$108,464,631

15 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Statement of Assets and Liabilities (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $42,951,710 and 11,400,057)	$3.77
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$3.99
Class C Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $23,036,530 and 6,632,467)	$3.47
Class R Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $6,845 and 1,818)	$3.76
Class Y Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $42,163,938 and 10,854,282)	$3.88
Class R5 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $6,865 and 1,818)	$3.78
Class R6 Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $298,743 and 76,032)	$3.93

See accompanying Notes to Financial Statements.

16 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Statement of Operations For the Year Ended November 30, 2019

Investment Income
Distributions and dividends	$17,259,020
Less return of capital on distributions and dividends	(14,831,382)
Total investment income	2,427,638

Expenses
Advisory fees	2,108,351
Distribution and service plan fees
Class A	155,881
Class C	451,772
Class R	23
Transfer and shareholder servicing agent fees:
Class A	105,583
Class C	77,294
Class R	8
Class Y	102,318
Class R5	5
Class R6	234
Legal, auditing, and other professional fees	89,133
Registration fees	72,051
Administrative fees	68,676
Custody fees	34,479
Trustees’ fees	15,245
Tax expense	5,548
Borrowing fees	137,791
Other	47,693
Net expenses, before interest expense from payable on borrowing and deferred taxes	3,472,085
Interest expense from payable on borrowing	1,963,615
Net expenses, before waivers and deferred taxes	5,435,700
Less waivers	(421,670)
Net expenses, before deferred taxes	5,014,030

Net investment loss, before deferred taxes	(2,586,392)
Deferred tax (expense)/benefit	—
Net investment loss, net of deferred taxes	(2,586,392)

Realized and Unrealized Gain (Loss)
Net realized gain
Investments (includes net gains from securities sold to affiliates of $85,523)	7,124,897
Deferred tax (expense)/benefit	—
Net realized gain, net of deferred taxes	7,124,897
Net change in unrealized (depreciation) on:
Investments	(25,959,019)
Deferred tax (expense)/benefit	—
Net change in unrealized (depreciation), net of deferred taxes	(25,959,019)

Net (Decrease) in Net Assets Resulting from Operations	$(21,420,514)

See accompanying Notes to Financial Statements.

17 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Statement of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations
Net investment income/(loss), net of deferred taxes	$(2,586,392)	$(5,278,570)
Net realized gains/(losses), net of deferred taxes	7,124,897	(1,405,821)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(25,959,019)	1,154,501
Change in net assets resulting from operations	(21,420,514)	(5,529,890)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(5,430,371)	(7,797,390)
Class C shares	(4,102,494)	(5,593,867)
Class R Shares	(467)	—
Class Y shares	(4,958,728)	(8,706,073)
Class R5 Shares	(467)	—
Class R6 shares	(45,970)	(106,712)
Distributions to shareholders from return of capital:	(14,538,497)	(22,204,042)

Distributions to shareholders from income:
Class A shares	(2,673,093)	—
Class C shares	(2,019,447)	—
Class R Shares	(230)	—
Class Y shares	(2,440,927)	—
Class R5 Shares	(230)	—
Class R6 shares	(22,628)	—
Distributions to shareholders from income:	(7,156,555)	—
Change in net assets resulting from distributions to shareholders	(21,695,052)	(22,204,042)

Beneficial Interest Transactions
Net increase/(decrease) in net assets resulting from beneficial interest transactions
Class A shares	1,230,582	(4,157,560)
Class C shares	(10,981,646)	10,009,581
Class R shares	10,000	—
Class Y shares	(5,329,275)	(7,145,966)
Class R5 shares	10,000	—
Class R6 shares	(384,171)	(22,613)
Change in net assets resulting from beneficial interest transactions	(15,444,510)	(1,316,558)
Change in net assets	(58,560,076)	(29,050,490)

Net Assets
Beginning of period	$167,024,707	$196,075,197
End of period	$108,464,631	$167,024,707

See accompanying Notes to Financial Statements.

18 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Statement of Cash Flows

Year Ended November 30, 2019
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(21,420,514)
Non cash items included in operations:
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(110,475,988)
Sales of long-term portfolio investments	136,508,805
Sales of short-term portfolio investments, net	573,426
Distributions from Master Limited Partnerships	14,831,382
Increase in receivable prepaid taxes	(10,224)
Increase in prepaid expenses	(80,455)
Increase in receivable for dividends	(1,114)
Increase in receivable for investments sold	(2,826,950)
Decrease in payable to Adviser	(35,602)
Decrease in payable for investments purchased	(2,287,125)
Increase in other liabilities	53,711
Decrease in payable for distribution and service fees payable	(12,041)
Increase in transfer agent fees payable	21,611
Increase in trustees’ fees payable	522
Decrease in interest expense payable	(13,848)
Decrease in borrowing expense payable	(9,384)
Net realized gain on investments	(7,124,897)
Net change in accumulated unrealized depreciation on investments	25,959,019
Net cash provided by operating activities	33,650,334

19 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Statement of Cash Flows (Continued)

Year Ended November 30, 2019
Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	$70,530,883
Payment of shares redeemed, net of payable for beneficial interest redeemed	(103,711,160)
Distributions paid to shareholders, net of reinvestments	(1,739,459)
Proceeds from borrowing	5,000,000
Payments on borrowing	(19,000,000)
Bank overdraft, due to custodian	15,297,842
Net cash used in financing activities	(33,621,894)

Net change in cash	28,440

Cash at beginning of period	—
Cash held as collateral	146,700
Total beginning cash	146,700

Cash at end of period	—
Cash held as collateral end of period	175,140
Total cash at end of period	$175,140

Supplemental disclosure of cash flow information:
Cash paid on interest of $1,977,463.
Non-cash financing activities not included consist of reinvestment of dividends and distributions of $19,955,593.

See accompanying Notes to Financial Statements.

20 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Financial Highlights

Class A	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.04	$5.90	$7.26	$7.31	$12.95
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.07)	(0.15)	(0.18)	(0.14)	(0.17)
Return of capital[1]	0.35	0.43	0.40	0.39	0.50
Net realized and unrealized gains/(losses)	(0.89)	(0.48)	(0.92)	0.36	(5.31)
Total from investment operations	(0.61)	(0.20)	(0.70)	0.61	(4.98)
Distributions to shareholders:
Return of capital	(0.44)	(0.66)	(0.35)	(0.66)	(0.66)
Income	(0.22)	—	(0.31)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$3.77	$5.04	$5.90	$7.26	$7.31

Total Return, at Net Asset Value[2]	(14.18%)	(4.29%)	(10.84%)	9.80%	(39.77%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$42,952	$58,889	$72,455	$117,536	$81,768
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	3.28%	3.10%	2.57%	2.64%	2.34%
Expense (waivers)	(0.26%)[3]	(0.02%)[3,4]	(0.01%)[4]	—%	—%
Net of (waivers) and before deferred tax expense/(benefit)[5]	3.02%	3.08%	2.56%	2.64%	2.34%
Deferred tax expense/(benefit)[6]	—%	0.01%	—%	—%	(7.32%)
Total expenses/(benefit)	3.02%	3.09%	2.56%	2.64%	(4.98%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.76%)	(2.57%)	(2.45%)	(2.16%)	(1.99%)
Expense (waivers)	(0.26%)[3]	(0.02%)[3,4]	(0.01%)[4]	—%	—%
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.50%)	(2.55%)	(2.44%)	(2.16%)	(1.99%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(1.50%)	(2.55%)	(2.44%)	(2.16%)	(1.53%)

Portfolio turnover rate	52%	44%	46%	45%	39%

1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.70%, 1.97%, 1.95%, 2.06% and 1.89%, for the periods ended November 30, 2019, November 30, 2018,
November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

21 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Financial Highlights (Continued)

Class C	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.72	$5.61	$6.99	$7.11	$12.71
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.10)	(0.19)	(0.22)	(0.19)	(0.24)
Return of capital[1]	0.33	0.43	0.40	0.39	0.50
Net realized and unrealized gains/(losses)	(0.82)	(0.47)	(0.90)	0.34	(5.20)
Total from investment operations	(0.59)	(0.23)	(0.72)	0.54	(4.94)
Distributions to shareholders:
Return of capital	(0.44)	(0.66)	(0.35)	(0.66)	(0.66)
Income	(0.22)	—	(0.31)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$3.47	$4.72	$5.61	$6.99	$7.11

Total Return, at Net Asset Value[2]	(14.77%)	(5.10%)	(11.57%)	9.06%	(40.21%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$23,037	$44,352	$42,115	$46,502	$35,718
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	4.07%	3.89%	3.39%	3.46%	3.12%
Expense (waivers)	(0.26%)[4]	(0.02%)[3,4]	(0.01%)[3]	—%	—%
Net of (waivers) and before deferred tax expense/(benefit)[5]	3.81%	3.87%	3.38%	3.46%	3.12%
Deferred tax expense/(benefit)[6]	—%	0.01%	—%	—%	(7.32%)
Total expenses/(benefit)	3.81%	3.88%	3.38%	3.46%	(4.20%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.56%)	(3.36%)	(3.27%)	(2.98%)	(2.77%)
Expense (waivers)	(0.26%)[4]	(0.02%)[3,4]	(0.01%)[3]	—%	—%
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.30%)	(3.34%)	(3.26%)	(2.98%)	(2.77%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(2.30%)	(3.34%)	(3.26%)	(2.98%)	(2.31%)

Portfolio turnover rate	52%	44%	46%	45%	39%

1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.49%,2.77%, 2.77%, 2.88% and 2.67%, for the period ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Class R	Year Ended November 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$5.31
Income/(loss) from investment operations:
Net investment loss[2]	(0.04)
Return of capital[2]	0.17
Net realized and unrealized gain on investments	(1.30)
Total from investment operations	(1.17)
Distributions to shareholders:
Return of capital	(0.25)
Income	(0.13)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$3.76

Total Return, at Net Asset Value[3]	(22.96%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$7
Ratio of expenses to average net assets:[8]
Before (waivers) and deferred tax expense/(benefit)	3.54%
Expense (waivers)	(0.26%)[4]
Net of (waivers) and before deferred tax expense/(benefit)[5]	3.28%
Deferred tax expense/(benefit)[6]	—%
Total expenses/(benefit)	3.28%

Ratio of Investment Income/(Loss) to Average Net Assets:[8]
Before (waivers) and deferred tax benefit/(expense)	(2.02%)
Expense (waivers)	(0.26%)[4]
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.76%)
Deferred tax benefit/(expense)[7]	—%
Net investment income/(loss)	(1.76%)

Portfolio turnover rate	52%

1.	Shares commenced operations at the close of business May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.96%.
6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Annualized for less than full period.

See accompanying Notes to Financial Statements.

23 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Financial Highlights (Continued)

Class Y	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.15	$6.02	$7.38	$7.40	$13.07
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.06)	(0.14)	(0.16)	(0.13)	(0.14)
Return of capital[1]	0.36	0.43	0.40	0.39	0.50
Net realized and unrealized gains/(losses)	(0.91)	(0.50)	(0.94)	0.38	(5.37)
Total from investment operations	(0.61)	(0.21)	(0.70)	0.64	(5.01)
Distributions to shareholders:
Return of capital	(0.44)	(0.66)	(0.35)	(0.66)	(0.66)
Income	(0.22)	—	(0.31)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$3.88	$5.15	$6.02	$7.38	$7.40

Total Return, at Net Asset Value[2]	(13.89%)	(4.39%)	(10.65%)	10.10%	(39.62%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$42,164	$63,044	$80,663	$72,258	$84,500
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	3.02%	2.84%	2.34%	2.37%	2.09%
Expense (waivers)	(0.26%)[3]	(0.02%)[3,4]	(0.01%)[4]	—%	—%
Net of (waivers) and before deferred tax expense/(benefit)[5]	2.76%	2.82%	2.33%	2.37%	2.09%
Deferred tax expense/(benefit)[6]	—%	0.01%	—%	—%	(7.32%)
Total expenses/(benefit)	2.76%	2.83%	2.33%	2.37%	(5.23%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.50%)	(2.31%)	(2.22%)	(1.89%)	(1.74%)
Expense (waivers)	(0.26%)[3]	(0.02%)[3,4]	(0.01%)[4]	—%	—%
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.24%)	(2.29%)	(2.21%)	(1.89%)	(1.74%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(1.24%)	(2.29%)	(2.21%)	(1.89%)	(1.28%)

Portfolio turnover rate	52%	44%	46%	45%	39%

1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.44%, 1.71%, 1.72%, 1.79%, and 1.64%, for the period ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

24 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Class R5	Year Ended November 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$5.31
Income/(loss) from investment operations:
Net investment loss[2]	(0.03)
Return of capital[2]	0.17
Net realized and unrealized gain on investments	(1.29)
Total from investment operations	(1.15)
Distributions to shareholders:
Return of capital	(0.25)
Income	(0.13)
Return of capital	(0.38)
Net asset value, end of period	$3.78

Total Return, at Net Asset Value[3]	(22.55%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$7
Ratio of expenses to average net assets:[8]
Before (waivers) and deferred tax expense/(benefit)	2.94%
Expense (waiver)	(0.26%)[4]
Net of (waivers) and before deferred tax expense/(benefit)[5]	2.68%
Deferred tax expense/(benefit)[6]	—%
Total expenses/(benefit)	2.68%

Ratio of Investment Income/(Loss) to Average Net Assets:[8]
Before (waivers) and deferred tax benefit/(expense)	(1.42%)
Expense (waivers)	(0.26%)[4]
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.16%)
Deferred tax benefit/(expense)[7]	—%
Net investment income/(loss)	(1.16%)

Portfolio turnover rate	52%

1.	Shares commenced operations at the close of business May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.36%.
6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Annualized for less than full period.

See accompanying Notes to Financial Statements.

25 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Financial Highlights (Continued)

Class R6	Year Ended November 30, 2019[1]	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.20	$6.06	$7.41	$7.41	$13.06
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.06)	(0.13)	(0.15)	(0.11)	(0.12)
Return of capital[2]	0.39	0.43	0.40	0.39	0.50
Net realized and unrealized gains/(losses)	(0.94)	(0.50)	(0.94)	0.38	(5.37)
Total from investment operations	(0.61)	(0.20)	(0.69)	0.66	(4.99)
Distributions to shareholders:
Return of capital	(0.44)	(0.66)	(0.35)	(0.66)	(0.66)
Income	(0.22)	—	(0.31)	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$3.93	$5.20	$6.06	$7.41	$7.41

Total Return, at Net Asset Value[3]	(13.73%)	(4.18%)	(10.47%)	10.37%	(39.50%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$299	$739	$842	$424	$311
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	2.88%	2.67%	2.16%	2.17%	1.91%
Expense (waivers)	(0.26%)[4]	(0.02%)[4]	—%	—%	—%
Net of (waivers) and before deferred tax expense/(benefit)[5]	2.62%	2.65%	2.16%	2.17%	1.91%
Deferred tax expense/(benefit)[6]	—%	0.01%	—%	—%	(7.32%)
Total expenses/(benefit)	2.62%	2.66%	2.16%	2.17%	(5.41%)

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) deferred tax benefit/(expense)	(1.36%)	(2.14%)	(2.04%)	(1.69%)	(1.56%)
Expense (waivers)	(0.26%)[4]	(0.02%)[4]	—%	—%	—%
Net of expense (waivers) before deferred tax benefit/(expense)	(1.10%)	(2.12%)	(2.04%)	(1.69%)	(1.56%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.46%
Net investment income/(loss)	(1.10%)	(2.12%)	(2.04%)	(1.69%)	(1.10%)

Portfolio turnover rate	52%	44%	46%	45%	39%

1.	Steelpath Fund Class I shares automatically converted to Class R6 shares effective close of business May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.30%, 1.55%, 1.55%, 1.59%, and 1.46%, for the periods ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016 and November 30, 2015, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

26 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements November 30, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) . The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Alpha Plus Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on

27 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be

28 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

29 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually

30 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated

31 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the period ended November 30, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.4 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the Fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

The Fund’s income tax provision consists of the following as of November 30, 2019:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$4,787,237
State	89,080
Valuation allowance	(4,876,317)
Total deferred tax (expense) benefit	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$4,498,307	21.00%
State income taxes net of federal benefit	299,887	1.40%
Effect of state tax rate change	(236,763)	(1.11%)
Effect of permanent differences	217,909	1.02%
Return to provision adjustments	96,977	0.45%
Change in valuation allowance	(4,876,317)	(22.76%)
Total income tax (expense) benefit	$—	0.00%

32 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

For the year ended November 30, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.40% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2019, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely

33 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2019.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2019 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$8,662,300
Net operating loss carryforward (tax basis) – State	820,012
Net unrealized losses on investment securities (tax basis)	5,582,833
Excess business interest expense carryforward	7,809
Capital loss carryforward (tax basis)	15,987,051
Book to tax differences - income recognized from MLPs	571,598
Valuation allowance	(31,631,603)
Total deferred tax asset	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$—
Total deferred tax liability	—

Total net deferred tax asset/(liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

34 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2019, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2034	$3,177,731
11/30/2035	6,563,833
11/30/2036	24,350,754
Total expiring net operating loss carryforwards	34,092,318

Total non-expiring net operating loss carryforwards	$7,156,738

Total net operating loss carryforwards	$41,249,056

During the year ended November 30, 2019, the Fund estimates that it will utilize $1,123,451 of net operating loss carryforward.

At November 30, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$30,854,379
11/30/2021	36,577,191
11/30/2023	3,939,195
Total	$71,370,765

During the year ended November 30, 2019, the Fund estimates that it will utilize $5,457,696 of capital loss carryforward.

35 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

At November 30, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$192,618,075
Gross Unrealized Appreciation	$15,676,863
Gross Unrealized Depreciation	(40,564,224)
Net Unrealized Appreciation (Depreciation) on Investments	$(24,887,361)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K.	Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash and includes cash collateral received.

36 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	1.25%
Next $2 billion	1.23%
Over $5 billion	1.20%

For the year ended November 30, 2019, the effective advisory fees incurred by the Fund was 1.25%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,041,611 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, , and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.83%, 2.60%, 2.08%, 1.61%, 1.51% and 1.46%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues

37 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. See Note 10.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 10.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Effective November 1, 2018, the Adviser has voluntarily agreed to reduce its advisory fee by 0.25% of the Fund’s daily net assets. The advisory fee reduction is a voluntary undertaking and may be terminated by the Adviser in consultation with the Board at any time. For the year ended November 30, 2019, the Adviser has voluntarily waived $156,548, $112,898, $12, $150,753, $12, and $1,447 for Class A, Class C, Class R, Class Y, Class R5, and Class R6, respectively. Amounts previously waived are not eligible for recoupment.

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 2.00%, 2.75%, and 1.75%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the year ended November 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the year ended November 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

38 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended November 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2019, IDI advised the Fund that IDI retained $2,778 in front-end sales commissions from the sale of Class A shares and $54 and $2,768 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $7,356 in front-end sales commissions from the sale of Class A shares and $0 and $2,443 from Class A and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are

39 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period December 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $3,463,531 and securities sales of $7,804,388, which resulted in net realized gains (losses) of $1,079,291. For the period May 25, 2019 to November 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $783,498 and securities sales of $7,014,718, which resulted in net realized gains (losses) of ($993,768).

40 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2019 was $110,475,988 and $136,508,805 respectively.

41 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	4,391,685	$22,484,612	2,734,815	$16,874,748
Dividends and/or distributions reinvested	1,412,062	7,028,794	1,209,994	7,332,239
Redeemed	(6,095,418)	(28,282,824)	(4,536,517)	(28,364,547)
Net increase/(decrease)	(291,671)	$1,230,582	(591,708)	$(4,157,560)

Class C
Sold	1,967,461	$9,389,678	2,839,993	$15,788,394
Dividends and/or distributions reinvested	1,174,322	5,489,104	888,921	5,076,721
Redeemed	(5,905,753)	(25,860,428)	(1,836,839)	(10,855,534)
Net increase/(decrease)	(2,763,970)	$(10,981,646)	1,892,075	$10,009,581

Class R
Sold	1,818	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net increase/(decrease)	1,818	$10,000

Class Y
Sold	7,067,909	$36,800,108	6,042,344	$38,422,743
Dividends and/or distributions reinvested	1,429,071	7,369,227	1,402,246	8,696,209
Redeemed	(9,873,348)	(49,498,610)	(8,617,512)	(54,264,918)
Net increase/(decrease)	(1,376,368)	$(5,329,275)	(1,172,922)	$(7,145,966)

Class R5
Sold	1,818	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net increase/(decrease)	1,818	$10,000

42 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

	Year Ended November 30, 2019[1,2]		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class R6
Sold	19,261	$98,129	114,629	$760,964
Dividends and/or distributions reinvested	12,877	68,468	17,010	106,332
Redeemed	(98,315)	(550,768)	(128,511)	(889,909)
Net increase/(decrease)	(66,177)	$(384,171)	3,128	$(22,613)

[1]	Class R and R5 shares commenced operations after the close of business on May 24, 2019.
[2]

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 55% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Fund, Invesco Oppenheimer SteelPath MLP Income Fund, and Invesco Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2020, unless another date is mutually

43 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements (Continued)

agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2019, the Fund paid $137,791 in borrowing fees. The Fund’s payable on borrowing balance and interest rate at November 30, 2019 was $48,000,000 and 2.41%, respectively.

Information related to the Fund’s borrowings under the Loan Agreement for the year ended November 30, 2019, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
3.56%	$55,153,425	365	$1,963,615	$62,000,000

Note 10 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $1,038,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

44 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Note 11 – Subsequent Events

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through March 29, 2020. The decline in commodity prices after the Fund’s fiscal year end resulted in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

45 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer SteelPath MLP Alpha Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of November 30, 2019, the related statements of operations, changes in net assets and cash flows for the year ended November 30, 2019, including the related notes, and the financial highlights for each of the periods ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations, changes in its net assets and cash flows for the year ended November 30, 2019 and the financial highlights for each of the periods ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (formerly known as Oppenheimer SteelPath MLP Alpha Plus Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the years ended on or prior to November 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

46 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
March 29, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

47 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

48 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Portfolio Proxy Voting Policies and Guidelines; Updates to Schedule of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

49 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Trustees and Officers Unaudited

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

50 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

51 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

52 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

53 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee, Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	229	None

54 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

55 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

56 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

57 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

58 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

			N/A	N/A

59 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

60 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

61 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

62 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Invesco Privacy Policy

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

63 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Invesco Privacy Policy (Continued)

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

64 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

65 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Invesco Privacy Policy (Continued)

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
Atlanta, GA 30309

By phone:
(404) 439-3236

By fax:
(404) 962-8288

By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate. You may also contact us to:

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

66 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

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O-SPMAP-AR-1 012720

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, a PwC Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager. was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company ("MassMutual"), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•	other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;
•	as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;
•	while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•	the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;
•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•	the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and
•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of November 30, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the periods since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$151,959
Audit-Related Fees	$0
Tax Fees(1)	$230,400
All Other Fees	$0
Total Fees	$382,359

(1)	Tax Fees for the fiscal year ended November 30, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0
Total Fees	$690,000

(1)	Audit-Related Fees for the fiscal year ended November 30, 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Including the fees for services not required to be pre-approved by the registrant's audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,984,000 for the fiscal year ended November 30, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h)	The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

On May 24, 2019, Invesco Advisers, Inc. (“Invesco”) acquired sponsorship and management responsibilities from Oppenheimer Funds, Inc. for the Invesco Oppenheimer SteelPath MLP Select 40 Fund (formerly known as Oppenheimer SteelPath MLP Select 40 Fund), Invesco Oppenheimer SteelPath MLP Alpha Fund (formerly known as Oppenheimer SteelPath MLP Alpha Fund), Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (formerly known as Oppenheimer SteelPath MLP Alpha Plus Fund), and Invesco Oppenheimer SteelPath MLP Income Fund (formerly known as Oppenheimer SteelPath MLP Income Fund) (each, a “Fund” and collectively, referred to as the “Funds”) each of which resulted from the reorganization of certain predecessor funds (Oppenheimer SteelPath MLP Select 40 Fund, Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Alpha Plus Fund and Oppenheimer SteelPath MLP Income Fund) (collectively referred to as the “Predecessor Funds”) into the Funds. In connection with the original filing of the Predecessor Funds’ Form N-CSR for the fiscal year ended November 30, 2018 on February 5, 2019, as amended on March 29, 2019, an evaluation was performed to assess the effectiveness of the Predecessor Funds’ disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on their evaluation, the Predecessor Funds’ PEO and PFO found, as of November 30, 2018, the Predecessor Funds’ disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the Predecessor Fund in the reports that it files under the Securities Exchange Act of 1934 is (a) is accumulated and communicated to Predecessor Funds’ management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified by the rules and forms adopted by the U.S. Securities and Exchange Commission.

However, subsequent to the original filing of the Predecessor Funds’ Form N-CSR for the fiscal year ended November 30, 2018, and after the reorganization of the Predecessor Funds into the Funds, a material error was identified which resulted in an understatement of the valuation allowance on deferred tax assets and therefore an overstatement of the Funds’ net deferred tax assets and an overstatement in the net asset values originally reported in the Predecessor Funds’ financial statements for the semi-annual periods ended May 31, 2016 through May 31, 2018, the fiscal years ended November 30, 2015 through November 30, 2018 and the Funds’ financial statements for the semi-annual period ended May 31, 2019. Management of the Registrant adopted the procedure to determine the valuation allowance on deferred tax assets, as designed by management of the Predecessor Funds, as it was intended. Subsequent to Invesco’s acquisition of the Funds, Invesco concluded that the Funds’ disclosure controls and procedures were not effective as of November 30, 2019, due to a material weakness related to the determination of the valuation allowance on deferred tax assets in accordance with ASC 740, Income Taxes.  Controls were not designed at an appropriate level of precision to adequately consider the assessment of the assumptions used to determine the valuation allowance on deferred tax assets.

A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in the misstatement of the deferred tax assets and related financial disclosures in the Predecessor Funds’ financial statements for the semi-annual periods ended May 31, 2016 through May 31, 2018 and the restatement of the deferred tax assets and related financial disclosures in the Predecessor Funds’ financial statements for the year ended November 30, 2018, which will include a restatement of financial data for fiscal years ending November 30, 2015 through November 30, 2017, restatement of the Funds’ financial statements for the semi-annual period ended May 31, 2019, and a material adjustment to the Funds’ financial statements for the year ended November 30, 2019. Additionally, this material weakness could result in misstatements of the deferred tax assets and related financial disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management’s Remediation Plan

Subsequent to the identification of the issue described above, management has developed a plan to remediate the material weakness described herein. Management will strengthen the Funds’ internal control over financial reporting by enhancing the training for those performing the controls and adding a level of review by a subject matter expert to assess the assumptions used to determine the valuation allowance for the Funds’ deferred tax assets.

(b)	As of November 30, 2019, Management was still evaluating the issues associated with the correct application of ASC 740 and did not make a final determination that the historical accounting was incorrect until March 2020. Consequently, the existing control system remained in place such that there were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the year ended November 30, 2019 that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 29, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 29, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 29, 2020